CLARITY 2+2 VARIABLE ANNUITY

                                    [PHOTO]

Prospectus
May 1, 2008

[LOGO](R) RBC Insurance                                     Insurance offered by
                                                  Liberty Life Insurance Company

                        THE FIXED AND VARIABLE ANNUITY

                                   ISSUED BY

                        RBC VARIABLE ANNUITY ACCOUNT A

                                      AND

                        LIBERTY LIFE INSURANCE COMPANY

   This prospectus describes the Fixed and Variable Annuity Contract offered by Liberty Life Insurance Company. Liberty Life Insurance Company operates under the RBC Insurance(R) brand and may be referred to as RBC, RBC Insurance(R), the Company, us, our or we in this prospectus.

   The annuity contract has multiple investment choices--a fixed account option and the investment portfolios listed below. The investment portfolios are part of AIM Variable Insurance Funds, American Century Variable Portfolios, Inc., Dreyfus Investment Portfolios, Dreyfus Stock Index Fund, Inc., Janus Aspen Series, Lazard Retirement Series, Inc., Lord Abbett Series Fund, Inc., T. Rowe Price Equity Series, Inc., Vanguard Variable Insurance Fund and Variable Insurance Products Funds. You can put your money in Fixed Account I, and/or any of these investment portfolios.

AIM VARIABLE INSURANCE FUNDS

   Managed By Invesco Aim Advisors, Inc. (formerly known as A I M Advisors,
Inc.)

    Sub-advised by advisory entities affiliated with Invesco Aim Advisors, Inc.

      AIM V.I. Capital Development Fund (Series I Shares)
      AIM V.I. Core Equity Fund (Series I Shares)
      AIM V.I. High Yield Fund (Series I Shares)

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (Class I Shares)

   Managed By American Century Investment Management, Inc.

      VP Income & Growth
      VP Ultra(R)
      VP Value

DREYFUS INVESTMENT PORTFOLIOS

   Managed By The Dreyfus Corporation

    Sub-advised by Mellon Capital Management Corporation

      Small Cap Stock Index Portfolio (Service Shares)

DREYFUS STOCK INDEX FUND, INC.

   Managed By The Dreyfus Corporation

    Sub-advised by Mellon Capital Management Corporation

JANUS ASPEN SERIES

   Managed By Janus Capital Management LLC

      Janus Aspen International Growth Portfolio (Institutional Shares) Janus Aspen Small Company Value Portfolio (Service Shares)

LAZARD RETIREMENT SERIES, INC.

   Managed By Lazard Asset Management LLC

      Lazard Retirement U.S. Small Cap Equity Portfolio (Service Shares) (formerly, Lazard Retirement Small Cap Portfolio)

LORD ABBETT SERIES FUND, INC. (Class VC Shares)

   Managed By Lord, Abbett & Co. LLC

      America's Value Portfolio
      Bond Debenture Portfolio
      Growth and Income Portfolio
      Mid-Cap Value Portfolio

T. ROWE PRICE EQUITY SERIES, INC.

   Managed By T. Rowe Price Associates, Inc.

      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Equity Income Portfolio II
      T. Rowe Price Health Sciences Portfolio II
      T. Rowe Price Personal Strategy Balanced Portfolio

VANGUARD VARIABLE INSURANCE FUND

   Managed By The Vanguard Group, Inc.

      Mid-Cap Index Portfolio
      REIT Index Portfolio
      Total Bond Market Index Portfolio
      Total Stock Market Index Portfolio

   Managed By Granahan Investment Management, Inc. and The Vanguard Group, Inc.

      Small Company Growth Portfolio

   Managed By PRIMECAP Management Company

      Capital Growth Portfolio

VARIABLE INSURANCE PRODUCTS FUNDS ("VIP")

   Managed By Fidelity Management & Research Co.

      Fidelity VIP Contrafund(R) Portfolio (Service Class 2)
      Fidelity VIP Growth Portfolio (Service Class 2)
      Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Fidelity VIP Mid Cap Portfolio (Initial Class)
      Fidelity VIP Money Market Portfolio (Initial Class)
      Fidelity VIP Overseas Portfolio (Service Class 2)

   The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

   Please read this prospectus before investing and keep it on file for future reference. It contains important information about this Fixed and Variable Annuity Contract.

   To learn more about this Fixed and Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2008. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC has a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 42 of this prospectus. For a free copy of the SAI, call us at 1-800-423-9398 or write us at: P.O. Box 19086, Greenville, SC 29602-9086.

   The Contracts:

  .  are not bank deposits

  .  are not federally insured

  .  are not endorsed by any bank or government agency

  .  are not guaranteed and may be subject to loss of principal

   This prospectus is not an offering of the securities in any state, country, or jurisdiction in which we are not authorized to sell these securities. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

   The insurance contract is subject to state approval. Not all benefits are approved in all states. Please read your contract.

May 1, 2008

                               TABLE OF CONTENTS

                                                                       Page
                                                                       ----
     INDEX OF SPECIAL TERMS...........................................   5
     SUMMARY..........................................................   6
     FEE TABLE........................................................   7
     EXAMPLES.........................................................  11
      1. THE ANNUITY CONTRACT.........................................  12
      2. ANNUITY PAYMENTS (THE INCOME PHASE)..........................  13
         Annuity Date.................................................  13
         Annuity Payments.............................................  13
         Annuitization Enhancement Option.............................  14
         Annuity Options..............................................  14
      3. PURCHASING THE CONTRACT......................................  15
         Purchase Payments............................................  15
         Allocation of Purchase Payments..............................  15
         Free Look....................................................  16
         Accumulation Units...........................................  16
      4. INVESTMENT PORTFOLIOS........................................  16
         Voting Rights................................................  19
         Adding, Deleting, or Substituting Investment Portfolios......  20
         Transfers....................................................  20
         Market Timing/Disruptive Transfers...........................  21
         Dollar Cost Averaging Option.................................  23
         Asset Rebalancing Option.....................................  24
         Asset Allocation Option......................................  24
         Interest Sweep Program.......................................  25
      5. EXPENSES.....................................................  25
         Coverage Charge..............................................  25
         Contract Maintenance Charge..................................  25
         Withdrawal Charge............................................  26
         Free Withdrawal Amount.......................................  26
         Additional Withdrawal Option (Opt Out Provision).............  26
         Waiver of Withdrawal Charge Benefits (Life Liquidity Benefit)  27
         Reduction or Elimination of the Withdrawal Charge............  27
         Premium Taxes................................................  27
         Transfer Fee.................................................  27
         Income Taxes.................................................  28
         Investment Portfolio Expenses................................  28
      6. TAXES........................................................  28
         Annuity Contracts in General.................................  28
         Qualified and Non-Qualified Contracts........................  29
         Withdrawals-Non-Qualified Contracts..........................  29
         Partial 1035 Exchanges.......................................  29
         Withdrawals-Qualified Contracts..............................  30
         Withdrawals-Tax-Sheltered Annuities..........................  31
         Taxation of Death Benefits...................................  31
         Multiple Contracts...........................................  32
         Tax Treatment of Assignments.................................  32
         Diversification and Owner Control............................  32
         Required Distributions.......................................  33

                                                                     Page
                                                                     ----
         7.   ACCESS TO YOUR MONEY..................................  33
              Additional Withdrawal Option..........................  34
              Automatic Withdrawal Program..........................  34
              Required Minimum Withdrawal Option....................  34
              Substantially Equal Periodic Payment Withdrawal Option  35
              Suspension of Payments or Transfers...................  35
         8.   PERFORMANCE...........................................  35
         9.   DEATH BENEFIT.........................................  36
              Upon Your Death.......................................  36
              Annual Stepped-Up Death Benefit.......................  36
              Plus 70/50 Optional Death Benefit Rider...............  37
              Payment of Death Benefits.............................  38
              Death of Annuitant....................................  39
              Civil Unions and Domestic Partnerships................  39
        10.   OTHER INFORMATION.....................................  39
              The Company...........................................  39
              The Separate Account..................................  39
              Distributor...........................................  40
              Administration........................................  40
              Ownership.............................................  41
              Beneficiary...........................................  41
              Assignment............................................  41
              Legal Proceedings.....................................  41
              Financial Statements..................................  41
        TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION  42
        APPENDIX A-CONDENSED FINANCIAL INFORMATION.................. A-1
        APPENDIX B-INVESTMENT PORTFOLIOS............................ B-1
        APPENDIX C-DISCONTINUED INVESTMENT PORTFOLIOS............... C-1
        APPENDIX D-DEATH BENEFIT EXAMPLES........................... D-1

                            INDEX OF SPECIAL TERMS

   We have written this prospectus to make it as understandable as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable and need an explanation. We have identified the following as some of these words or terms. The page indicated below is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.

                                                                    Page
                                                                    ----
       Accumulation Phase..........................................  12
       Accumulation Unit...........................................  16
       Annuitant...................................................  13
       Annuity Date................................................  13
       Annuity Options.............................................  14
       Annuity Payments............................................  13
       Annuity Unit................................................  16
       Beneficiary.................................................  41
       Contract Value..............................................  13
       Fixed Account...............................................  13
       Income Phase................................................  12
       Investment Portfolios.......................................  16
       Joint Owner.................................................  41
       Non-Qualified...............................................  29
       Owner.......................................................  41
       Purchase Payment............................................  15
       Qualified...................................................  29
       Tax Deferral................................................  12

                                    SUMMARY

   The sections in this summary correspond to sections in this prospectus that discuss the topics in more detail.

   The Annuity Contract: This Fixed and Variable Annuity Contract provides a means for investing on a tax-deferred basis in our fixed account (available in most states) and the investment portfolios. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options. The contract has been designed to meet long-term financial goals and is not suitable as a short-term investment. The contract is not designed to serve as a vehicle for frequent trading.

   Annuity Payments: If you want to receive regular income from your annuity, you can choose one of the annuity options available. You can choose whether to have payments come from our general account, the available investment portfolios or both. If you choose to have any part of your payments come from the investment portfolios, the dollar amount of your payments may go up or down.

   Purchase: You can buy the contract with $10,000 or more under most circumstances. You can add $1,000 or more any time you like during the accumulation phase.

   Investment Options: You can put your money into the fixed account and/or the available investment portfolios. The returns on the investment portfolios are not guaranteed. You can lose money. You can make transfers between investment options.

   Expenses: The contract has insurance features and investment features, and there are costs related to each.

   If you take money out of the contract, RBC may assess a withdrawal charge against each purchase payment withdrawn. Each purchase payment has its own withdrawal charge schedule. The withdrawal charge starts at 7% in the first year and declines to 0% 4 years after you make each purchase payment.

   There is a $25 transfer fee after the first 20 transfers in a contract year during the accumulation phase and after the first 4 transfers per contract year during the income phase.

   Taxes: Your earnings are not taxed until you take them out. If you take money out during the accumulation phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% Federal tax penalty.

   A qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that make it an important investment for a qualified plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a qualified contract.

   Access to Your Money: You can take money out of your contract during the accumulation phase. Withdrawals may be subject to a withdrawal charge. You may also have to pay income tax and a tax penalty on any money you take out.

   Death Benefit: If you die before moving to the income phase, the person you have chosen as a beneficiary will receive a death benefit.

   Free Look: You can cancel the contract within 10 days after receiving it (or whatever period is required in your state). You will receive back whatever your contract is worth on the day we receive your request. This may be more or less than your original payment. In certain states, or if you have purchased the contract as an individual retirement annuity, RBC will refund the greater of your purchase payment (less withdrawals) or contract value. RBC will put your money in the Fidelity VIP Money Market Portfolio for 15 days (or the period required in your state) during the free-look period.

                                   FEE TABLE

   The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time you buy the contract, surrender the contract, or transfer contract value between investment portfolios. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

             Withdrawal Charge (See
               Note (1)) (as a
               percentage of purchase   7% declining annually
               payment withdrawn)...... (See Note (2))
             Transfer Fee (See          $0.00 first 20, $25.00
               Note (3))............... each transfer thereafter
--------
(1) After RBC has had a purchase payment for 4 years, there is no charge for a withdrawal of that purchase payment. You may have to pay income tax and a tax penalty on any money you take out. During the first 30 calendar days of the 3rd contract year, the owner has a 30-day window in which to surrender the contract in full without a withdrawal charge. The first 10% of remaining purchase payments that are withdrawn are not subject to a withdrawal charge, unless you have already made another withdrawal during the same contract year. (For the Automatic Withdrawal Program, remaining purchase payments are determined at the beginning of the contract year.) There is no withdrawal charge if the withdrawal is made under a Required Minimum Withdrawal Option or a Substantially Equal Periodic Payment Withdrawal Option.
(2) The withdrawal charge is equal to:

                       Contract Years From     Withdrawal
                      Date of Purchase Payment   Charge
                      ------------------------ ----------
                          1...................     7%
                          2...................     7%
                          3...................     6%
                          4...................     5%
                          5 and thereafter....     0%

(3) No charge for first 20 transfers in a contract year during the accumulation phase and no charge for first 4 transfers in a contract year during the income phase; thereafter, the fee is $25 per transfer. RBC will not charge you the transfer fee even if there are more than 20 transfers in a year during the accumulation phase if the transfer is for the Dollar Cost Averaging Option, Asset Allocation Option or Asset Rebalancing Option.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including investment portfolio fees and expenses.

      CONTRACT MAINTENANCE CHARGE (See Note (1)) $35 per contract per year

SEPARATE ACCOUNT ANNUAL EXPENSES FOR ALL FUNDS EXCEPT VANGUARD VARIABLE INSURANCE FUND (as a percentage of average account value)

        Mortality and Expense Risk Fee (See Note (2))............. 1.55%
        Administrative Fee (See Note (2))......................... 0.20%
        Plus 70/50 Optional Death Benefit Rider Fee (See Note (2)) 0.25%
                                                                   ----
           Total Separate Account Annual Expenses (See Note (3)).. 2.00%

SEPARATE ACCOUNT ANNUAL EXPENSES FOR CONTRACT VALUE INVESTED IN VANGUARD VARIABLE INSURANCE FUND (as a percentage of average account value)

        Mortality and Expense Risk Fee (See Note (4))............. 1.55%
        Administrative Fee (See Note (4))......................... 0.20%
        Plus 70/50 Optional Death Benefit Rider Fee (See Note (4)) 0.25%
        Fund Facilitation Fee (See Note (4))...................... 0.20%
                                                                   ----
           Total Separate Account Annual Expenses................. 2.20%

--------
(1) During the accumulation phase, RBC will not charge the contract maintenance charge if the value of your contract is $100,000 or more. If you make a complete withdrawal and the contract value is less than $100,000, RBC will charge the contract maintenance charge. If you own more than one RBC variable contract, we will determine the total value of all your variable contracts. If the total value of all your variable contracts is more than $100,000, we will not assess the contract maintenance charge. During the income phase, RBC will deduct the contract maintenance charge from each annuity payment on a pro-rata basis.
(2) The coverage charge is an aggregate charge that consists of the mortality and expense risk fee, the administrative fee and the Plus 70/50 Optional Death Benefit Rider fee which is referred to as a coverage charge in this prospectus and your contract. The amount of the coverage charge for your contract depends upon whether you elect the Plus 70/50 Optional Death Benefit Rider.
(3) If you do not elect the Plus 70/50 Optional Death Benefit Rider, Total Separate Account Annual Expenses are 1.75% annually.
(4) The coverage charge is an aggregate charge that consists of the mortality and expense risk fee, the administrative fee, the Plus 70/50 Optional Death Benefit Rider fee and the Fund Facilitation Fee (for contract value invested in the Vanguard Variable Insurance Fund only) which is referred to as a coverage charge in this prospectus and your contract. The amount of the coverage charge for your contract depends upon whether you elect the Plus 70/50 Optional Death Benefit Rider and whether you are invested in the portfolios of Vanguard Variable Insurance Fund.

   The next item shows the minimum and maximum total operating expenses for the year ended December 31, 2007 charged by the investment portfolios that you may pay periodically during the time that you own the contract. More details concerning each portfolio's fees and expenses (including Rule 12b-1 fees) are contained in the prospectuses for the investment portfolios.

Range of Investment Portfolio Operating Expenses for Available Investment Portfolios*

                                                                                    Minimum Maximum
                                                                                    ------- -------
Total Annual Portfolio Operating Expenses (expenses that are deducted from a
  Portfolio's assets, including management fees, 12b-1 fees and other expenses)....  0.16%   1.72%
Total Net Annual Portfolio Operating Expenses After Fee Waiver and/or Expense
  Reimbursement** (expenses that are deducted from a Portfolio's assets, including management fees, 12b-1 fees and other expenses after any applicable waiver and/or
  reimbursement arrangement).......................................................  0.16%   1.70%

--------
  *The Company has discontinued offering the Alger American Growth Portfolio, the Alger American Capital Appreciation Portfolio, (formerly, Alger American Leveraged AllCap Portfolio), and the Alger American MidCap Growth Portfolio. If you are invested in these discontinued investment portfolios, see Appendix C herein. See the investment portfolio prospectuses for information regarding the fees and expenses of those portfolios.
 **The range of Total Net Annual Portfolio Operating Expenses takes into account contractual arrangements for certain Portfolios that require the advisor to waive or reimburse operating expenses until at least May 1, 2009, as described in more detail in the following chart and footnotes.

   The following table shows the annual operating expenses for each investment portfolio for the year ended December 31, 2007, before and after any applicable contractual expense reimbursements and/or waivers. The expenses of the investment portfolios shown below are based on data provided by the respective underlying funds. We have not independently verified such data. There is no guarantee that actual expenses will be the same as those shown in the table.

Total Annual Portfolio Operating Expenses for Each Available Investment
Portfolio


                                                                                            Total              Total Net
                                                           Distribution          Acquired  Annual    Expenses   Annual
                                                              and/or               Fund   Portfolio   Waived   Portfolio
                                                Management   Service     Other   Fees and Operating   and/or   Operating
                                                   Fees    (12b-1) Fees Expenses Expenses Expenses  Reimbursed Expenses
                                                ---------- ------------ -------- -------- --------- ---------- ---------
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Capital Development Fund (Series
    I Shares)(1)(2)............................    0.75%         --       0.31%    0.00%    1.06%      0.01%     1.05%
   AIM V.I. Core Equity Fund (Series I
    Shares)(1)(3)..............................    0.60%         --       0.28%    0.02%    0.90%      0.01%     0.89%
   AIM V.I. High Yield Fund (Series I
    Shares)(3)(4)..............................    0.63%         --       0.52%    0.01%    1.16%      0.19%     0.97%
AMERICAN CENTURY VARIABLE
 PORTFOLIOS, INC. (Class I Shares)
   VP Income & Growth(5)(6)....................    0.70%         --       0.01%    0.00%    0.71%      0.00%     0.71%
   VP Ultra(R)(5)(6)...........................    1.00%         --       0.01%    0.00%    1.01%      0.00%     1.01%
   VP Value(5)(6)..............................    0.93%         --       0.01%    0.00%    0.94%      0.00%     0.94%
DREYFUS INVESTMENT PORTFOLIOS
   Small Cap Stock Index Portfolio (Service
    Shares)....................................    0.35%       0.25%      0.01%    0.00%    0.61%      0.00%     0.61%
DREYFUS STOCK INDEX FUND, INC.
   Initial Shares..............................    0.25%         --       0.02%    0.00%    0.27%      0.00%     0.27%
JANUS ASPEN SERIES
   Janus Aspen International Growth Portfolio
    (Institutional Shares)(7)..................    0.64%         --       0.06%    0.00%    0.70%      0.00%     0.70%
   Janus Aspen Small Company Value Portfolio
    (Service Shares)(8)(9).....................    0.74%       0.25%      0.72%    0.01%    1.72%      0.02%     1.70%
LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement U.S. Small Cap Equity
    Portfolio (Service Shares)(10).............    0.75%       0.25%      0.33%    0.00%    1.33%      0.08%     1.25%
LORD ABBETT SERIES FUND, INC.
 (Class VC Shares)
   America's Value Portfolio(11)...............    0.75%         --       0.45%    0.00%    1.20%      0.05%     1.15%
   Bond-Debenture Portfolio(11)................    0.50%         --       0.45%    0.00%    0.95%      0.10%     0.85%
   Growth and Income Portfolio.................    0.47%         --       0.41%    0.00%    0.88%      0.00%     0.88%
   Mid-Cap Value Portfolio.....................    0.74%         --       0.38%    0.00%    1.12%      0.00%     1.12%
T. ROWE PRICE EQUITY SERIES, INC.
   T. Rowe Price Blue Chip Growth
    Portfolio..................................    0.85%         --       0.00%    0.00%    0.85%      0.00%     0.85%
   T. Rowe Price Equity Income Portfolio II....    0.85%       0.25%      0.00%    0.00%    1.10%      0.00%     1.10%
   T. Rowe Price Health Sciences Portfolio II..    0.95%       0.25%      0.00%    0.00%    1.20%      0.00%     1.20%
   T. Rowe Price Personal Strategy Balanced
    Portfolio(12)(13)..........................    0.90%         --       0.00%    0.00%    0.90%      0.00%     0.90%
VANGUARD VARIABLE INSURANCE
 FUND
   Capital Growth Portfolio....................    0.39%         --       0.03%    0.00%    0.42%      0.00%     0.42%
   Mid-Cap Index Portfolio.....................    0.20%         --       0.04%    0.00%    0.24%      0.00%     0.24%
   REIT Index Portfolio........................    0.26%         --       0.04%    0.00%    0.30%      0.00%     0.30%
   Total Bond Market Index Portfolio...........    0.13%         --       0.03%    0.00%    0.16%      0.00%     0.16%
   Total Stock Market Index Portfolio(14)......    0.00%         --       0.00%    0.16%    0.16%      0.00%     0.16%
   Small Company Growth Portfolio..............    0.32%         --       0.04%    0.00%    0.36%      0.00%     0.36%
VARIABLE INSURANCE PRODUCTS
 FUNDS
   Fidelity VIP Contrafund(R) Portfolio
    (Service Class 2)(15)......................    0.56%       0.25%      0.09%    0.00%    0.90%      0.00%     0.90%
   Fidelity VIP Growth Portfolio (Service
    Class 2)(15)...............................    0.56%       0.25%      0.09%    0.00%    0.90%      0.00%     0.90%
   Fidelity VIP Investment Grade Bond
    Portfolio (Initial Class)..................    0.32%         --       0.11%    0.00%    0.43%      0.00%     0.43%
   Fidelity VIP Mid Cap Portfolio
    (Initial Class)(15)........................    0.56%         --       0.11%    0.00%    0.67%      0.00%     0.67%
   Fidelity VIP Money Market Portfolio
    (Initial Class)............................    0.23%         --       0.09%    0.00%    0.32%      0.00%     0.32%
   Fidelity VIP Overseas Portfolio
    (Service Class 2)(15)......................    0.71%       0.25%      0.14%    0.00%    1.10%      0.00%     1.10%

--------
(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.
(2) Through at least April 30, 2009, the advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion).
(3) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Portfolio Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expenses is included in the total returns of the fund.
(4) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed in Note 1 above) of Series I shares to 0.95% of average daily net assets. This expense limitation agreement is in effect through at least April 30, 2009.
(5) The Fund pays the advisor a single, unified management fee for arranging all services necessary for the Fund to operate. The fee shown is based on assets during the Fund's most recent fiscal year. The Fund has a stepped fee schedule. As a result, the Fund's unified management fee rate generally decreases as assets increase and increases as assets decrease.
(6) Other expenses include the fees and expenses of the Fund's independent trustees and their legal counsel, interest, and, if applicable, acquired fund fees and expenses.
(7) "Acquired Fund" means any underlying portfolio (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period. Total Annual Fund Operating Expenses shown may not correlate to the Portfolio's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Portfolio and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.
(8) "Acquired Fund" means any underlying portfolio (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period. Total Annual Portfolio Operating Expenses shown may not correlate to the Portfolio's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Portfolio and does not include Acquired Fund fees and expenses. Annual Portfolio Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least May 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Fund's Statement of Additional Information. Included in Other Expenses is an administrative fee of 0.10% of the average daily net assets of the Service Shares of the Portfolio to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants, variable contract owners, or other underlying investors investing through institutional channels.
    All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
(9) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(10) The expense reimbursement reflects a contractual obligation by the investment manager to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2009, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% annually.
(11) For the fiscal year ended December 31, 2007, Lord Abbett contractually agreed to reimburse the America's Value Portfolio to the extent necessary so that the total annual operating expenses (excluding management fees) did not exceed an annual rate of 0.40% of average daily net assets. A similar agreement is in place through April 30, 2009. Effective May 1, 2008, for the Bond Debenture Portfolio, Lord Abbett has contractually agreed to reimburse the Fund to the extent necessary so that the total annual operating expenses (excluding management fees) will not exceed an annual rate of 0.35% of average daily net assets.
(12) Actual expenses paid by the fund were 0.88% due to a credit received from investing in the T. Rowe Price Institutional High Yield Fund; this credit totaled 0.02% in fiscal year 2007 but will vary with the amount invested in the Institutional High Yield Fund.
(13) Acquired Fund Fees and Expenses of 0.02% were completely offset by a mandatory reduction in the Fund's management fee of the same amount.
(14) Although the Portfolio is not expected to incur any net expenses directly, the Portfolio's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Portfolio invests. These expenses include transaction costs (i.e., purchase and redemption fees), if any, imposed on the Portfolio by the Acquired Funds. See "The Portfolio and Vanguard" in the Fund prospectus. The Total Annual Portfolio Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table in the fund prospectus because that ratio does not include the Acquired Fund Fees and Expenses.
(15) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the funds' expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.89% for the Fidelity VIP Contrafund Portfolio-Service Class 2; 0.89% for the Fidelity VIP Growth Portfolio-Service Class 2; 0.66% for the Fidelity VIP Mid Cap Portfolio-Initial Class; and 1.07% for the Fidelity VIP Overseas Portfolio-Service Class 2. These offsets may be discontinued at any time.

                                   EXAMPLES

   These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract maintenance charges, separate account annual expenses and investment portfolio fees and expenses. The assumed average contract size is $40,000.

   There are 2 sets of Examples below: Example 1 assumes you elect the Plus 70/50 Optional Death Benefit Rider and you are invested in Vanguard Variable Insurance Fund (most expensive way to purchase the contract) and Example 2 assumes you do not elect the Plus 70/50 Optional Death Benefit Rider and you are not invested in Vanguard Variable Insurance Fund.

   Premium taxes are not reflected. Premium taxes may apply depending on the state where you live.

   These Examples assume you invest $10,000 in the contract for the time periods indicated. The Examples also assume your investment has a 5% return each year and assume (a) the maximum and (b) the minimum investment portfolio fees and expenses. The examples reflect annual investment portfolio expenses before any fee waiver and/or expense reimbursements. Your expenses will be less than the expenses in the chart below for those portfolios with a waiver or reimbursement for the applicable period (see "Total Annual Portfolio Operating Expenses for Each Investment Portfolio"). Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

EXAMPLE 1 (If you elect the Plus 70/50 Optional Death Benefit and invest in Vanguard Variable Insurance Fund)

   (1) If you surrender your contract at the end of the applicable time period, or if you do not annuitize under a life annuity option or another option with an annuity payment period of more than 5 years:

                           1 Year    3 Years   5 Years  10 Years
                          --------- --------- --------- ---------
              (a) MAXIMUM $1,021.41 $1,637.58 $2,003.55 $4,117.49
              (b) MINIMUM $  861.25 $1,164.08 $1,229.51 $2,632.07

   (2) If you do not surrender your contract or if you annuitize under a life annuity option or another option with an annuity payment period of more than 5 years:

                           1 Year   3 Years   5 Years  10 Years
                           ------- --------- --------- ---------
               (a) MAXIMUM $392.16 $1,189.21 $2,003.55 $4,117.49
               (b) MINIMUM $233.12 $  718.20 $1,229.51 $2,632.07

EXAMPLE 2 (If you do not elect the Plus 70/50 Optional Death Benefit and do not invest in Vanguard Variable Insurance Fund)

   (1) If you surrender your contract at the end of the applicable time period, or if you do not annuitize under a life annuity option or another option with an annuity payment period of more than 5 years:

                           1 Year   3 Years   5 Years  10 Years
                           ------- --------- --------- ---------
               (a) MAXIMUM $995.90 $1,563.20 $1,883.68 $3,896.17
               (b) MINIMUM $835.35 $1,086.06 $1,099.48 $2,369.51

   (2) If you do not surrender your contract or if you annuitize under a life annuity option or another option with an annuity payment period of more than 5 years:

                           1 Year   3 Years   5 Years  10 Years
                           ------- --------- --------- ---------
               (a) MAXIMUM $366.84 $1,115.23 $1,883.68 $3,896.17
               (b) MINIMUM $207.40 $  640.58 $1,099.48 $2,369.51

   There is an Accumulation Unit Value History (Condensed Financial Information) contained in Appendix A.

1.  THE ANNUITY CONTRACT

   This prospectus describes the Fixed and Variable Annuity Contract offered by RBC. The insurance contract is subject to state approval. Not all benefits are approved in all states. Please read your contract.

   An annuity is a contract between you, the owner, and an insurance company (in this case RBC), where the insurance company promises to pay you an income, in the form of annuity payments, beginning on a designated date that's at least one year after we issue your contract. Until you decide to begin receiving annuity payments, your annuity is in the accumulation phase. Once you begin receiving annuity payments, your contract switches to the income phase.

   The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract.

   The contract is called a variable annuity because you can choose among the available investment portfolios and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment portfolio(s) you select. The amount of the annuity payments you receive during the income phase from the variable annuity portion of the contract also depends upon the investment performance of the investment portfolios you select for the income phase.

   The contract also contains a fixed account option (Fixed Account I). The fixed account offers interest rates that are guaranteed by RBC. For Fixed Account I, an interest rate is set at the time of each purchase payment or transfer to the account. This initial interest rate is guaranteed for 12 months. RBC guarantees that the interest credited to Fixed Account I will not be less than 3% per year.

   If you select Fixed Account I, your money will be placed with the other general assets of RBC and the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the total interest credited to your contract. The amount of the annuity payments you receive during the income phase from the general account will remain level for the entire income phase.

   The contract value is the dollar value as of any business day of all amounts accumulated under the contract.

   We may offer other variable annuity contracts that also invest in the same funds offered under the contracts described in this prospectus. These contracts may have different charges and may offer different benefits.

   As owner of the contract, you exercise all rights under the contract. You can change the owner at any time by notifying us in writing. You can name another joint owner (subject to state laws). We have described more information on this in Section 10-Other Information.

2.  ANNUITY PAYMENTS (THE INCOME PHASE)

Annuity Date

   Under the contract you can receive regular income payments (annuity payments). You can choose the date on which those payments begin. We call that date the annuity date.

   We ask you to choose your annuity date when you purchase the contract. You can change it at any time before the annuity date with 30-days notice to us. Your annuity date cannot be any earlier than one year after we issue the contract and must be the first day of a calendar month.

Annuity Payments

   Annuity payments must begin by the later of the first day of the first calendar month after the annuitant's 100th birthday or 10 years after we issue your contract (or the maximum date allowed under state law). The annuitant is the person whose life we look to when we make annuity payments. Currently, the amount of each payment is determined 10 business days prior to the payment date. At the annuity date, you can choose whether payments will come from:

  .  the fixed account, referred to as a fixed annuity,

  . the investment portfolio(s) available, referred to as a variable annuity, or

  .  a combination of both.

   If you choose to have any portion of your annuity payments come from the fixed account, Fixed Account I will be terminated, and the fixed annuity payments will be made from the Company's general account. Our general account contains all of our assets except the assets of the Separate Account and other separate accounts we may have. The dollar amount of each fixed annuity payment will be determined in accordance with the annuity tables in the contract. If, on the annuity date, we are using annuity payment tables for similar fixed annuity contracts that would provide a larger annuity payment, we will use those tables. Once determined, the amount of the fixed annuity payment will not change, unless you transfer a portion of your variable annuity payment into the fixed annuity. Up to 4 times each contract year you may increase the amount of your fixed annuity payment by a transfer of all or a portion of your variable annuity payment to the fixed annuity payment. After the annuity date, you may not transfer any portion of the fixed annuity into the variable annuity payment.

   If you choose to have any portion of your annuity payments come from the investment portfolio(s), the dollar amount of the initial variable annuity payment will depend upon the value of your contract in the investment portfolio(s) and the annuity tables in the contract. The dollar amount of this variable annuity payment is not guaranteed to remain level.

   Each variable annuity payment will vary depending on the investment performance of the investment portfolio(s) you have selected. A 3.5% annual investment rate is used in the annuity tables in the contract. If the actual performance of the investment portfolio(s) you have selected equals 3.5%, then the variable annuity payments will remain level. If the actual performance of the investment portfolio(s) you have selected exceeds the 3.5% assumption, the variable annuity payments will increase. Conversely, if the performance is less than the 3.5%, the variable annuity payments will decrease.

   Annuity payments are made monthly unless you have less than $10,000 to apply toward a payment. In that case, RBC may provide your annuity payment in a single lump sum. Likewise, if your annuity payments would be or become less than $250 a month, RBC has the right to change the frequency of payments so that your annuity payments are at least $250.

Annuitization Enhancement Option

   If you elect an annuity date which is:

      1. On or after the 5th contract anniversary; and

      2. You select an annuity option which is based on the annuitant remaining alive,

we will add to your Adjusted Contract Value an Annuitization Enhancement Amount of 3% of the Adjusted Contract Value that will be applied to the annuity option. The Adjusted Contract Value is the contract value less any applicable premium tax. This amount is applied to the applicable annuity table in your contract to determine the initial annuity payment.

Annuity Options

   You can choose among income plans. We call those annuity options.

   You can select and/or change an annuity option at any time prior to the annuity date (with 30 days notice to us). If you do not choose an annuity option, we will assume that you selected Option 2, which will provide a life annuity with 120 monthly payments guaranteed. You can choose one of the following annuity options. Any other annuity option that is acceptable to us may also be selected. After annuity payments begin, you cannot change the annuity option.

   OPTION 1. LIFE ANNUITY. Under this option, we will make an annuity payment each month so long as the annuitant is alive. After the annuitant dies, we stop making annuity payments. If the annuitant dies after the first payment and before the second payment, then we will make only one payment.

   OPTION 2. LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED. Under this option, we will make an annuity payment each month so long as the annuitant is alive. However, if, when the annuitant dies, we have made annuity payments for less than the selected guaranteed period, we will then continue to make annuity payments for the rest of the guaranteed period to the beneficiary. If the beneficiary does not want to receive annuity payments, he or she can ask us for a single lump sum.

   OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make annuity payments each month so long as the annuitant and a second person are both alive. When either of these people die, we will continue to make annuity payments, so long as the survivor continues to live. The amount of the annuity payments we will make to the survivor can be equal to 100%, 75% or 50% of the amount that we would have paid if both were alive. If both the annuitant and the second person die after the first payment and before the second payment, then we will make only one payment.

   OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH 10 OR 20 YEARS GUARANTEED. Under this option, we will make annuity payments each month so long as the annuitant and a second person (joint annuitant) are both alive. However, if when the last annuitant dies, we have made annuity payments for less than the selected guaranteed period, we will then continue to make annuity payments for the rest of the guaranteed period to the beneficiary. If the beneficiary does not want to receive annuity payments, he or she can ask us for a single lump sum.

3.  PURCHASING THE CONTRACT

Purchase Payments

   A purchase payment is the money you give us to buy the contract. The minimum we will accept for a non-qualified contract is $10,000. If you buy the contract as part of a qualified contract, the minimum purchase payment we will accept is $2,000. The maximum purchase payments we accept are $1 million without our prior approval. You can make additional purchase payments of $1,000 or more. Electronic fund transfers (EFT) from your checking or savings account are allowed. Minimum initial purchase payment requirements and maximum purchase payment requirements still apply. Any EFT amount after the initial purchase payment must be $50 per month.

Allocation of Purchase Payments

   When you purchase a contract, we will allocate your purchase payment to:

  .  Fixed Account I; and/or

  .  one or more of the investment portfolios you have selected.

   If you make additional purchase payments, we will allocate them in the same way as your first purchase payment unless you tell us otherwise. However, if there is a fund substitution, liquidation or merger, your allocation instructions will be updated automatically to reflect the surviving fund, the replacement fund or a money market fund, as applicable, for any continued and future investment unless you instruct us otherwise. Any allocation to Fixed Account I must be at least $1,000. Allocation percentages need to be in whole numbers. Each allocation must be at least 1%. Any allocation to an investment portfolio must be at least $1,000. RBC reserves the right to decline any purchase payment.

   At its discretion, RBC may refuse purchase payments into Fixed Account I if the total value of Fixed Account I is greater than or equal to 30% of the value of your contract at the time of the purchase payment. RBC also reserves the right to refuse allocations into Fixed Account I if the interest rate to be credited to the allocation is equal to the minimum guaranteed interest rate for the Fixed Account.

   Once we receive your purchase payment and the necessary information, we will issue your contract and allocate your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract within one business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time.

Free Look

   If you change your mind about owning the contract, you can cancel it within 10 days after receiving it, or the period required in your state. When you cancel the contract within this time period, RBC will not assess a withdrawal charge. You will receive back whatever your contract is worth on the day we receive your request. In certain states, or if you have purchased the contract as an IRA, we will refund the greater of your purchase payment (less withdrawals) or the value of your contract if you decide to cancel your contract within 10 days after receiving it (or whatever period is required in your state). If that is the case, we will put your purchase payment in the Fidelity VIP Money Market Portfolio for 15 days beginning when we allocate your first purchase payment. (In some states, the period may be longer.) At the end of that period, we will re-allocate those funds as you selected.

Accumulation Units

   The value of the variable annuity portion of your contract will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of the value of your contract, we use a unit of measure we call an accumulation unit. (An accumulation unit works like a share of a mutual fund.) During the income phase of the contract we call the unit an annuity unit.

   Every business day we determine the value of an accumulation unit for each of the investment portfolios by multiplying the accumulation unit value for the previous business day by a factor for the current business day. The factor is determined by:

      1. dividing the value of an investment portfolio share at the end of the current business day by the value of an investment portfolio share for the previous business day; and

      2. multiplying it by one minus the daily amount of the coverage charge and any charges for taxes.

   The value of an accumulation unit may go up or down from day to day.

   When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to an investment portfolio by the value of the accumulation unit for that investment portfolio.

   We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each day and then credit your contract.

Example:

   On Monday we receive an additional purchase payment of $4,000 from you. You have told us you want this to go to the Growth and Income Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Growth and Income Portfolio is $12.70. We then divide $4,000 by $12.70 and credit your contract on Monday night with 314.9606 accumulation units for the Growth and Income Portfolio.

4.  INVESTMENT PORTFOLIOS

   The contract offers the investment portfolios which are listed below. Additional investment portfolios may be available in the future.

   You should read the prospectuses for these funds carefully before investing. Copies of these prospectuses will be sent to you. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY WRITING US AT P.O. BOX 19086, GREENVILLE, SC 29602-9086 OR CALLING US AT 1-800-423-9398. Certain portfolios contained in the fund prospectuses may not be available with your contract and may not be available in your state. The funds may offer various classes of shares, each of which has a different level of expenses. The fund prospectuses may provide information for share classes that are not available through the contract. When you consult the fund prospectuses, you should be careful to refer to only the information regarding the class of shares that is available through your contract. A summary of the investment objectives and strategies of each investment portfolio available under the contract is contained in Appendix B.

   WE DO NOT PROVIDE ANY ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO(S) YOU HAVE CHOSEN.

   There can be no assurance that the investment objectives will be achieved. The fund prospectuses contain more complete information including the fees and expenses of each portfolio and a description of the investment objectives, policies, restrictions and risks of each portfolio.

   Shares of the portfolios may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies that may or may not be affiliated with RBC. Certain portfolios may also be sold directly to qualified plans. The funds believe that offering their shares in this manner will not be disadvantageous to you.

   The investment objectives and policies of certain of the investment portfolios are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisors manage. Although the objectives and policies may be similar, the investment results of the investment portfolios may be higher or lower than the results of such other mutual funds. The investment advisors cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the investment portfolios have the same investment advisors.

   Allocating assets only to one or a small number of investment options should not be considered a balanced investment strategy. In particular, allocating assets to a small number of investment portfolios that concentrate their investments in a particular business or market sector will increase the risk that your contract value will be more volatile since these investment portfolios may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related businesses, including internet-related businesses; (b) small cap securities; and
(c) foreign securities. We may provide asset allocation tools for use and discussion with your financial consultant. We do not provide specific advice for your individual investment allocations, you should discuss this matter with your financial consultant.

   A portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

   Certain Payments We May Receive with Regard to the Investment Portfolios. We may perform certain shareholder services and other administrative functions on behalf of the investment portfolios or their investment advisors, distributors and/or affiliates. We may receive revenues from the investment portfolios, their investment advisors, distributors and/or affiliates for the performance of these services. The revenues, which may be substantial, are ordinarily based upon an annual percentage of the average aggregate net amount we have invested on behalf of the Separate Account and another separate account of ours. These percentages may differ from fund to fund and among classes of shares within a fund. Some investment portfolios, investment advisors, distributors and/or affiliates pay us a greater percentage than others, and some do not pay us at all. In some cases, the compensation is derived from the Rule 12b-1 fees and is deducted from a fund's assets. Revenue sharing and Rule 12b-1 fees are included among the several factors that we consider when deciding to include an investment portfolio within this variable product. Additional information regarding these payments may be contained in the prospectuses and/or statements of additional information of the underlying funds.

   You can invest in any of the following investment portfolios.

AIM VARIABLE INSURANCE FUNDS

   Advisor: Invesco Aim Advisors, Inc. (formerly known as A I M Advisors, Inc.)

    Sub-advised by: Invesco Trimark Investment Management Inc.; Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited

      AIM V.I. Capital Development Fund (Series I Shares)
      AIM V.I. Core Equity Fund (Series I Shares)
      AIM V.I. High Yield Fund (Series I Shares)

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (Class I Shares)

   Advisor: American Century Investment Management, Inc.

      VP Income & Growth
      VP Ultra(R)
      VP Value

DREYFUS INVESTMENT PORTFOLIOS

   Advisor: The Dreyfus Corporation

     Sub-advisor: Mellon Capital Management Corporation

      Small Cap Stock Index Portfolio (Service Shares)

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

   Advisor: The Dreyfus Corporation

     Sub-advisor: Mellon Capital Management Corporation

JANUS ASPEN SERIES

   Advisor: Janus Capital Management LLC

      Janus Aspen International Growth Portfolio (Institutional Shares) Janus Aspen Small Company Value Portfolio (Service Shares)

LAZARD RETIREMENT SERIES, INC.

   Advisor: Lazard Asset Management LLC

      Lazard Retirement U.S. Small Cap Equity Portfolio (Service Shares) (Prior to May 1, 2008 known as Lazard Retirement Small Cap Portfolio)

LORD ABBETT SERIES FUND, INC. (Class VC Shares)

   Advisor: Lord, Abbett & Co. LLC

      America's Value Portfolio
      Bond-Debenture Portfolio
      Growth and Income Portfolio
      Mid-Cap Value Portfolio

T. ROWE PRICE EQUITY SERIES, INC.

   Advisor: T. Rowe Price Associates, Inc.

      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Equity Income Portfolio II
      T. Rowe Price Health Sciences Portfolio II
      T. Rowe Price Personal Strategy Balanced Portfolio

VANGUARD VARIABLE INSURANCE FUND

   Advisor: The Vanguard Group, Inc.

      Mid-Cap Index Portfolio
      REIT Index Portfolio
      Total Bond Market Index Portfolio
       Total Stock Market Index Portfolio (this portfolio receives advisory services indirectly, by investing in other Vanguard funds and portfolios)

   Advisors: Granahan Investment Management, Inc. and The Vanguard Group, Inc.

      Small Company Growth Portfolio

   Advisor: PRIMECAP Management Company

      Capital Growth Portfolio

   Contract value invested in Vanguard Variable Insurance Fund will have a higher coverage charge.

VARIABLE INSURANCE PRODUCTS FUNDS ("VIP")

   Advisor: Fidelity Management & Research Co.

      Fidelity VIP Contrafund(R) Portfolio (Service Class 2)
      Fidelity VIP Growth Portfolio (Service Class 2)
      Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Fidelity VIP Mid Cap Portfolio (Initial Class)
      Fidelity VIP Money Market Portfolio (Initial Class)
      Fidelity VIP Overseas Portfolio (Service Class 2)

   See Appendix C for information regarding discontinued portfolios.

Voting Rights

   RBC is the legal owner of the investment portfolio shares. However, RBC believes that when an investment portfolio solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that RBC owns on its own behalf. Should RBC determine that it is no longer required to comply with the above, it will vote the shares in its own right.

Adding, Deleting, or Substituting Investment Portfolios

   We do not control the funds, so we cannot guarantee that any of the investment portfolios will always be available. We retain the right to change the investments of the Separate Account. This means we may eliminate the shares of any investment portfolio held in our Separate Account and substitute shares of another open-end management investment company for the shares of any investment portfolio, if the shares of the investment portfolio are no longer available for investment or if, in our judgment, investment in any investment portfolio would be inappropriate in view of the purposes of the Separate Account. We will first notify you and receive any necessary SEC and/or state approval before making such a change.

   If an investment portfolio is liquidated, we will ask you to reallocate any amount in the liquidated investment portfolio. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required.

   If we make a portfolio substitution or change, we may change the contract to reflect the substitution or change.

   If you are enrolled in a Dollar Cost Averaging, Asset Rebalancing, Asset Allocation or Interest Sweep Option while a fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your contract value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

Transfers

  (These transfer features as stated may not be available in all states.)

   You can transfer money among Fixed Account I and the investment portfolios.

  Telephone Transfers

   You can make transfers by telephone. If you own the contract with a joint owner, unless RBC is instructed otherwise, RBC will accept instructions from either you or the other owner. RBC will use reasonable procedures to confirm that instructions given us by telephone are genuine. If RBC fails to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. RBC tape records all telephone instructions. RBC reserves the right to modify or terminate telephone transfer privileges.

  Transfers During the Accumulation Phase

   You can make 20 transfers every year during the accumulation phase without charge. We measure a year from the anniversary of the day we issued your contract. You can make a transfer to or from the Fixed Account and to or from any investment portfolio. If you make more than 20 transfers in a year, there is a transfer fee deducted. The fee is $25 per transfer. The following apply to any transfer during the accumulation phase:

      1. The minimum amount that you can transfer from the investment portfolios or Fixed Account I is $250 or your entire interest in the investment portfolio or Fixed Account I, if less.

      2. We reserve the right to restrict the maximum amount that you can transfer from the Fixed Account option to 25% of the amount in Fixed Account I or the amount transferred out of Fixed Account I in the prior contract year. Currently, RBC is waiving this restriction. This requirement is waived if the transfer is part of the Dollar Cost Averaging, Asset Allocation or Asset Rebalancing options. This requirement is also waived if the transfer is to switch your contract to the income phase.

      3. At our discretion, we may refuse transfers to Fixed Account I if the total value of Fixed Account I is greater than or equal to 30% of the value of your contract at the time of the transfer. We also reserve the right to refuse transfers into the Fixed Account if the interest rate to be credited to the amount transferred is equal to the minimum guaranteed interest rate for the Fixed Account.

      4. The minimum amount that must remain in any investment portfolio after a transfer is $1,000. The minimum amount that must remain in Fixed Account I after a transfer is $1,000. If less than $1,000 remains in any investment portfolio or Fixed Account I after a transfer, the entire amount in the account will be transferred.

      5. You may not make a transfer until after the end of the free look period.

      6. We reserve the right to restrict the number of transfers per year and to restrict transfers made on consecutive business days.

   Your right to make transfers may be modified if we determine, in our sole opinion, that the exercise of the transfer right by one or more owners is, or would be, harmful to other owners.

  Transfers During the Income Phase

   Each year, during the income phase, you can make 4 transfers between the investment portfolio(s) without charge. We measure a year from the anniversary of the day we issued your contract. You can also make 4 transfers each contract year from the investment portfolios to the general account. You may not make a transfer from the general account to the investment portfolios. These 4 transfers each contract year during the income phase are free. If you make more than 4 transfers in a year during the income phase, a transfer fee of $25 per transfer (after the 4 free) will be charged.

   Market Timing/Disruptive Transfers. Some investors try to profit from various short-term or frequent trading strategies ("Excessive Trading Activity") commonly known as market timing. None of the portfolios that are investment portfolios for the contract are designed for short-term investing. Such activity may increase portfolio transaction costs, hurt performance and be disruptive to management of a portfolio (affecting an advisor's or sub-advisor's ability to effectively manage a portfolio in accordance with its investment objective and policies). RBC has adopted policies and implemented procedures to detect and deter market timing activities. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the contract. Excessive trading activity is measured by the number of roundtrip transactions in a contract owner's contract. A roundtrip transaction occurs when a contract owner buys and then sells shares of the same fund within 30 days.

   Therefore, in an attempt to detect disruptive market timing activities the following will apply for all requested fund transfers:

  . Transfers are limited to two roundtrip transactions in the same fund within any rolling 90-day period, subject to an overall limit of 4 roundtrip transactions per fund family over a rolling 12 month period.

  . Owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional fund transfers of the fund for 85 days.

  . Owners with 4 or more roundtrip transactions in multiple funds within a fund family within a rolling 90-day period will be blocked from making additional transfers from funds within the fund family for 85 days.

  . Any roundtrip transaction within 12 months of the expiration of a multi-fund block will initiate another multi-fund block for another 85 day period.

   We will periodically review all transfer activity to monitor certain factors, including, but not limited to:

  .  Frequency of transfers in a defined period (see above)

  .  Dollar amount of transfers (in proportion to contract size)

  .  Grouping of transfers by third party (e.g., agent)

  . Investment objectives of the particular subaccount involved in the transfer(s)

  . Whether a transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies

   We will also communicate with underlying fund(s), as necessary and appropriate, to determine whether transfer activity is harmful/disruptive to the fund.

   If market timing activity is determined to have occurred, we will:

  . Notify contract owners, broker-dealers and representatives that RBC has determined certain transfers to be impermissible short-term trading.

  . Inform the contract owner and agent that all transfers going forward are required to be made by written request via U.S. mail ("snail mail"), in accordance with rights reserved in the applicable contract.

  . Inform the administrator when a contract owner, broker-dealer, or representative has made transfers that appear to be violative of our policy against market timing and place them on a "watch list" to monitor future transfer activity. We must approve any transfers that are attempted by someone who is on the "watch list" prior to the execution of such transfers.

  . Terminate representative appointments for purposes of issuing future business once RBC determines a representative has purposefully and intentionally placed market timing business with us. Representatives will be identified and terminated based on a quantifiable standard that is applied uniformly.

  . Any new application that matches specific criteria (e.g., agent name or TIN, or owner name or SSN) will be pended for review prior to issuance.

Exception to Procedures

   We apply these policies and procedures uniformly and without exception, waiver, or special arrangement (except as noted below). However, we will not apply these policies and procedures in times of national emergency and/or market volatility.

   The following transactions will not be counted toward the roundtrip limit or the number of free transfers you are allowed to take each contract year.

  . Transfers pursuant to automatic programs: asset allocation program, dollar cost averaging option, and asset rebalancing option;

  .  Transactions of $1,000 or less; and

  .  Transactions initiated by a plan sponsor.

   The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures that RBC has adopted. Further, the underlying funds may also impose redemption fees on certain exchanges. Contract owners and other persons with interests in the contracts should be aware that RBC may not have the contractual obligation to apply the frequent trading policies and procedures of the underlying funds.

   Our market timing policies and procedures apply only to individuals and entities that own this contract. However, the underlying funds are available for use with many different variable annuity contracts, variable life insurance policies and, in the case of certain funds, directly by certain qualified retirement plans. Some of these contracts, policies and plans may have less restrictive transfer rules or no transfer restrictions at all. We do not know the effectiveness of any policies and procedures used by other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the underlying funds could incur higher expenses which may result in lower performance if undetected abusive trading practices occur.

   In addition, contract owners and other persons with interests in the contracts should be aware that some underlying funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the underlying funds in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the underlying funds (and thus contract owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the underlying funds.

   Upon request by an underlying fund, and subject to applicable law, we may provide the underlying fund with the tax identification number or social security number, and other identifying information contained in our records, of contract owners that engaged in sub-account transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying fund and the amount and dates of such purchases, redemptions, transfers and exchanges. In some cases, we do not have the tax identification number or other identifying information requested by the fund in our records. In those cases, we rely on the contract owner to provide the information. If the contract owner does not provide the information, we may be directed by the fund to restrict the contract owner from further purchases of fund shares. Such information would be provided to the fund in accordance with policies established by the fund to prevent market timing in the fund.

   In addition to reserving the right to modify or terminate the transfer privilege at any time, we also reserve the right to reject or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying funds. This would include an underlying fund's refusal or restriction on purchases or redemptions of its shares as a result of the underlying fund's own policies and procedures on market timing activities. You should read the prospectuses of the underlying funds for more details.

   We cannot guarantee that the funds will not be harmed by transfer activity. No assurance can be given that any or all possible forms of potentially harmful transfer activity will be identified, or that any restrictions imposed will be able to address successfully the potentially harmful transfer activity that may be identified.

Dollar Cost Averaging Option

   The Dollar Cost Averaging Option (DCA) allows you to systematically transfer a set amount each month from the Money Market Portfolio, Fixed Account I or any other investment portfolio we designate to any of the other investment portfolio(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

   The minimum amount that can be transferred each month is $250. The value of your contract must be at least $10,000 in order to participate in Dollar Cost Averaging.

   All Dollar Cost Averaging transfers will be made on the 15th day of the month unless otherwise designated. Dollar Cost Averaging transfers may not be made on the 29th, 30th or 31st of any month. If any designated day is not a business day, then the transfer will be made the next business day. You must participate in Dollar Cost Averaging for at least 6 or 12 months, depending upon the program you selected.

   If you participate in Dollar Cost Averaging, the transfers made under this option are not taken into account in determining any transfer fee. Currently, there is no charge for participating in the Dollar Cost Averaging Option.

   No Automatic Withdrawals and Minimum Distributions will be allowed if you are participating in Dollar Cost Averaging.

   Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. Dollar Cost Averaging involves continuous investment in the selected investment portfolio(s) regardless of fluctuating price levels of the investment portfolio(s). You should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

Asset Rebalancing Option

   We make available to the broker-dealers who sell our contracts materials that they can use to assist them in making recommendations as to investment choices within our contracts. These materials will help you and your representative determine your risk tolerance and the types of funds that match that level of risk.

   Once your money has been allocated among the investment portfolios, the performance of each portfolio may cause your allocation to shift. If the value of your contract is at least $10,000, you can direct us to automatically rebalance your contract monthly, quarterly, semi-annually or annually to return to your original percentage allocations by selecting our Asset Rebalancing Option.

   The program will ignore any new purchase payments or transfers allocated to portfolios other than the original (or most current) rebalancing portfolio allocations. You may change your allocations to incorporate new purchase payments or transfers by contacting the Service Center.

   The minimum period to participate in this program is 6 months. The transfer date will be the 15th of the month unless otherwise designated, other than the 29th, 30th or 31st of any month. If any designated day is not a business day, then the transfer will be made the next business day. The Fixed Account option is not part of asset rebalancing. Currently, there is no charge for participating in the Asset Rebalancing Option.

   If you participate in the Asset Rebalancing Option, the transfers made under the program are not taken into account in determining any transfer fee.

Example:

   Assume that you want your initial purchase payment split between 2 investment portfolios. You want 40% to be in the Fidelity VIP Investment Grade Bond Portfolio and 60% to be in the Mid-Cap Value Portfolio. Over the next
2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Fidelity VIP Investment Grade Bond Portfolio now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, RBC would sell some of your units in the Fidelity VIP Investment Grade Bond Portfolio to bring its value back to 40% and use the money to buy more units in the Mid-Cap Value Portfolio to increase those holdings to 60%.

Asset Allocation Option

   RBC recognizes the value to certain owners of having available, on a continuous basis, advice for the allocation of your money among the investment options available under the contract.

   Even though we may allow the use of approved Asset Allocation Programs, the contract was not designed for professional market timing organizations. Repeated patterns of frequent transfers may be disruptive to the operations of the investment portfolios, and should we become aware of such disruptive practices, we may modify the transfer provisions of the contract. See "Market Timing/Disruptive Transfers."

   If you participate in an approved Asset Allocation Program, the transfers made under the program will not be taken into account in determining any transfer fee. Currently, RBC does not charge for participating in an Asset Allocation Program.

Interest Sweep Program

   This program allows you to automatically move the interest earned in Fixed Account I into another investment portfolio(s) on a monthly or quarterly basis. Please note that amounts allocated into the DCA option are excluded from this program. Transfers will be made on the 15th day of the month or any other day you designate, other than the 29th, 30th, or 31st of any month. If any designated day is not a business day, the transfer will be made on the next business day.

5.  EXPENSES

   There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

Coverage Charge

   Each day, RBC makes a deduction for its coverage charge. We do this as part of our calculation of the value of the accumulation units and the annuity units. The amount of the charge depends upon whether you elect the Plus 70/50 Death Benefit Option Rider and whether you invest in the portfolios of Vanguard Variable Insurance Fund.

   The chart below tells you the amount, on an annual basis, of the coverage charge for your contract. It is a percentage of the average daily value of the contract invested in an investment portfolio.

Mortality and Expense Risk Fee................................................. 1.55%
Administrative Fee............................................................. 0.20%
Plus 70/50 Optional Death Benefit Rider Fee.................................... 0.25%
Fund Facilitation Fee (contract value in Vanguard Variable Insurance Fund only) 0.20%

   In certain states, the Plus 70/50 Optional Death Benefit Rider may not be available. Check with your registered representative regarding availability.

   This charge is for all the insurance benefits, e.g., guarantee of annuity rates, the death benefit, and for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. This charge is also for administrative expenses, including preparation of the contract, confirmations, annual statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees and computer and system costs and certain distribution expenses. The Fund Facilitation Fee is for certain fund servicing functions we perform.

Contract Maintenance Charge

   During the accumulation phase, every year on the anniversary of the date when your contract was issued, we deduct $35 from your contract as a contract maintenance charge. RBC will waive this charge if the value of your contract is $100,000 or more on the contract anniversary. If you own more than one RBC variable contract, we will determine the total value of all your variable contracts. If the total value of all your RBC variable contracts is more than $100,000, we will not assess the contract maintenance charge. We may, at some time in the future, discontinue this practice and deduct the charge. If you make a complete withdrawal from your contract, the charge will also be deducted. A pro-rata portion of the charge will be deducted if the annuity date is other than an anniversary. This charge is for administrative expenses. If the owner is a non-natural person (e.g., a corporation), we will look to the annuitant to determine this information.

   After the annuity date, the charge will be collected monthly out of each annuity payment regardless of the size of the contract.

Withdrawal Charge

   During the accumulation phase, you can make withdrawals from your contract, subject to a withdrawal charge which is equal to a percentage of the purchase payment withdrawn.

   RBC keeps track of each purchase payment. The withdrawal charge is equal to:

                       Contract Years From     Withdrawal
                      Date of Purchase Payment   Charge
                      ------------------------ ----------
                           1..................     7%
                           2..................     7%
                           3..................     6%
                           4..................     5%
                          5 and thereafter....     0%

   After RBC has had a purchase payment for 4 years, there is no charge when you withdraw that purchase payment. For purposes of the withdrawal charge, RBC treats withdrawals as coming from the oldest purchase payment first. When the withdrawal is for only part of the value of your contract, the withdrawal charge is deducted from the remaining value in your contract. No withdrawal charge is assessed on amounts deducted to pay the withdrawal charge on a partial withdrawal.

   The withdrawal charge compensates us for expenses associated with selling the contract. Commissions will be paid to broker-dealers who sell the contracts. In no event are commissions deducted from your purchase payment or contract value. Rather, RBC pays commissions to the selling broker-dealer. For a further discussion, see "Distributor" on page 40.

Free Withdrawal Amount

   The first 10% of Remaining Purchase Payments withdrawn (free withdrawal amount) is not subject to the withdrawal charge unless you have already made another withdrawal during that same contract year. Remaining Purchase Payments prior to a partial withdrawal are equal to total purchase payments less previous withdrawals, including withdrawal charges. A withdrawal charge will be assessed against each Remaining Purchase Payment withdrawn in excess of the free withdrawal amount and will result in a reduction in remaining contract value. The withdrawal charge, and the free withdrawal amount are calculated at the time of each withdrawal. Withdrawals are made from the oldest Remaining Purchase Payments first.

   RBC does not assess the withdrawal charge on any amounts paid out as death benefits or as annuity payments if a life annuity option or another option with an annuity payment period of more than 5 years is selected.

Additional Withdrawal Option (Opt Out Provision)

   If, during the first 30 days of the 3rd contract year, you surrender all of the contract value, applicable withdrawal charges for the surrender will be waived. You may elect this option at any time before the 3rd contract year, but the surrender must be effective within the first 30 days of the 3rd contract year.

   Your request for surrender must be received at the Service Center no later than the 30th day of the 3rd contract year and must state the effective date of the surrender. The date you select for the surrender date must be within the first 30 days of the 3rd contract year. The contract value will be calculated on the date the surrender is actually processed.

   You can revoke your request anytime prior to the requested date of this surrender. This option is not available for a Section 1035 exchange, direct rollover or direct transfer to another annuity contract.

   Income taxes and tax penalties may apply to any withdrawal you make.

   NOTE: For tax purposes, withdrawals are considered to have come from the last money into the contract. Thus, for tax purposes, earnings are considered to come out first.

Waiver of Withdrawal Charge Benefits (Life Liquidity Benefit)

   Under certain circumstances, after the first year, RBC will allow you to take your money out of the contract without deducting the withdrawal charge:

      1. if you become confined to a long-term care facility, nursing facility or hospital for at least 90 consecutive days;

      2. if you become totally disabled for at least 90 days;

      3. if you become terminally ill (which means that you are not expected to live more than 12 months);

      4. if you are involuntarily unemployed for at least 90 consecutive days;
   or

      5. if you get divorced.

   These benefits may not be available in your state.

   Withdrawal charges are not assessed against withdrawals made under the Additional Withdrawal Option, Required Minimum Withdrawal Option or the Substantially Equal Periodic Payment Withdrawal Option. (See Section 7. Access to Your Money.)

Reduction or Elimination of the Withdrawal Charge

   RBC will reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances that reduce its sales expense. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with RBC. We will not deduct a withdrawal charge under a contract issued to an officer, director or employee of RBC or any of its affiliates.

Premium Taxes

   Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. RBC is responsible for the payment of these taxes and will make a deduction from the value of the contract for them. For those states that assess premium taxes upon receipt of purchase payments, premium taxes will be deducted upon surrender of the contract, annuitization or payment of death benefits. For all other states, premium taxes will be assessed against and deducted from the contract value used to provide benefits upon annuitization. Premium taxes generally range from 0% to 4%, depending on the state.

Transfer Fee

   You can make 20 free transfers every year during the accumulation phase and 4 free transfers every year during the income phase. We measure a year from the day we issue your contract. If you make more than

20 transfers a year during the accumulation phase or more than 4 transfers a year during the income phase, we will deduct a transfer fee of $25. The transfer fee is deducted from the amount that is transferred. The transfer fee is for expenses in connection with transfers.

   If the transfer is part of the Dollar Cost Averaging Option, the Asset Rebalancing Option or an approved Asset Allocation Program, it will not count in determining the transfer fee.

Income Taxes

   RBC will deduct from the contract for any income taxes that it incurs because of the contract. At the present time, we are not making any such deductions.

Investment Portfolio Expenses

   There are deductions from and expenses paid out of the assets of the various investment portfolios, which are described in the fund prospectuses. Fees and expenses of the funds are not fixed or specified under the terms of the contract and may vary from year to year. These fees and expenses differ for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any investment portfolio you select.

6.  TAXES

   NOTE: The Company has prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances. The Company has included in the Statement of Additional Information (SAI) an additional discussion regarding taxes.

Annuity Contracts In General

   Annuity contracts are a means of setting aside money for future needs-usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (the
Code) for annuities.

   Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of contract (qualified or non-qualified, see the following sections).

   You, as the owner, will not be taxed on increases in the value of your contract until a distribution occurs-either as a withdrawal or as annuity payments. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and will not be taxed. The remaining portion of the annuity payment will be treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have received all of your purchase payments are fully includible in income.

   When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes resulting in the earnings on the money held in the contract to be taxed currently to such owner.

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Qualified and Non-Qualified Contracts

   If you purchase the contract as an individual and not as an Individual Retirement Annuity (IRA) or Tax-Sheltered Annuity (TSA), your contract is referred to as a non-qualified contract.

   If you purchase the contract as an IRA or a Tax-Sheltered Annuity (sometimes referred to as a 403(b) contract), your contract is referred to as a qualified contract.

   A qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that make it an important investment for a qualified plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a qualified contract.

Withdrawals-Non-Qualified Contracts

   If you make a withdrawal from your non-qualified contract, the Code treats such a withdrawal as first coming from earnings and then from your purchase payments. Such withdrawn earnings are includible in income.

   The Code also provides that any amount received under an annuity contract, which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

      1. paid on or after the taxpayer reaches age 59 1/2;

      2. paid after you die;

      3. paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

      4. paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

      5. paid under an immediate annuity; or

      6. which come from purchase payments made prior to August 14, 1982.

   With respect to 4 above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used.

Partial 1035 Exchanges

   Section 1035 of the Code provides that a non-qualified annuity contract may be exchanged in a tax-free transaction for another annuity contract. The Internal Revenue Service (IRS) has also ruled that a partial exchange of an annuity contract, whereby a portion of an annuity contract is directly transferred into another annuity contract, would also qualify as a non-taxable exchange. However, the IRS has expressed concern that partial exchanges could be used to avoid tax that would otherwise be imposed on withdrawals from an annuity contract.

   In 2003, the IRS indicated that pending final rules, it will consider all the facts and circumstances to determine whether a partial exchange and a subsequent withdrawal from either of the annuity contracts within 24 months of the date of the partial exchange should result in the contracts being treated as a single contract for purposes of determining the tax treatment of the withdrawal. An owner may avoid this result by demonstrating that a life event such as disability, divorce or unemployment occurred between the partial exchange and the withdrawal and that the withdrawal was not contemplated at the time of the partial exchange.

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

   On March 13, 2008, the IRS issued a Revenue Procedure which supersedes the previously issued guidance for partial exchanges completed on or after June 30, 2008. This Revenue Procedure provides that a properly executed partial exchange will be treated as a tax-free exchange under Section 1035 of the Code if no amounts are withdrawn from either of the contracts within 12 months after the date when the transfer was made to purchase the new contract received in the exchange. In the event of a withdrawal within the 12 month period, the partial exchange will still be treated as a tax-free exchange, if the owner demonstrates that one of the designated conditions of Code Section 72(q)(2) as listed below, or a similar life event (such as divorce or loss of employment), occurred between the date of the transfer to purchase the new contract and the date of the withdrawal. The designated conditions are:

      1. distributions made on or after the owner attains age 59 1/2;

      2. distributions made on or after the death of the owner;

      3. distributions attributable to the owner's becoming disabled;

      4. certain distributions related to qualified contracts;

      5. distributions allocable to an investment in the contract before August 14, 1982; and

      6. certain distributions related to a structured settlement contract.

   In the event the partial exchange does not meet the requirements to be treated as a tax-free exchange, then the exchange transaction will be treated as a taxable partial withdrawal from the original contract and a purchase of the second contract with the withdrawal proceeds. Owners should consult their own tax advisors prior to entering into a partial exchange of an annuity contract and prior to making a withdrawal within 12 months of a partial exchange.

Withdrawals-Qualified Contracts

   If you make a withdrawal from your qualified contract, a portion of the withdrawal is treated as taxable income. This portion depends on the ratio of pre-tax purchase payments to the after-tax purchase payments in your contract. If all of your purchase payments were made with pre-tax money, then the full amount of any withdrawal is includible in taxable income. Special rules may apply to withdrawals from certain types of qualified contracts.

   The Code also provides that any amount received under a qualified contract, which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

      1. paid on or after you reach age 59 1/2;

      2. paid after you die;

      3. paid if you become totally disabled (as that term is defined in the Code);

      4. paid to you after leaving your employment in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

      5. paid to you after you have left your employment, after attaining age 55 (age 50 for public safety employees in certain governmental plans);

      6. paid for certain allowable medical expenses (as defined in the Code);

      7. paid pursuant to a qualified domestic relations order;

      8. paid on account of an IRS levy upon the qualified contract;

      9. paid from an IRA for medical insurance (as defined in the Code);

      10. paid from an IRA for qualified higher education expenses;

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

      11. paid from an IRA up to $10,000 for qualified first time homebuyer expenses (as defined in the Code); or

      12. paid as a qualified reservist distribution as defined in the Code.

   The exceptions in 5 and 7 above do not apply to IRAs. The exception in 4 above applies to IRAs but without the requirement of leaving employment.

   With respect to 4 above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used.

   We have provided a more complete discussion in the Statement of Additional Information (SAI).

Withdrawals-Tax-Sheltered Annuities

   The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement by owners from Tax-Sheltered Annuities.

   Withdrawals can only be made under the following circumstances:

      1. when an owner reaches age 59 1/2;

      2. when an owner has a severance from employment;

      3. when an owner dies;

      4. when an owner becomes disabled (as that term is defined in the Code);

      5. when an amount is paid as a qualified reservist distribution as defined in the Code; or

      6. in the case of hardship. Hardship withdrawals are limited to purchase payments and cannot include any earnings.

   These withdrawal limitations only apply to earnings and salary reduction contributions made after December 31, 1988.

   We do not allow loans from Tax-Sheltered Annuity contracts.

Taxation of Death Benefits

   Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate taxes may also apply.

   Certain death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under age 59 1/2.

   Certain death benefits available for use with a qualified contract may be considered by the IRS as "incidental death benefits." The Code imposes limits on the amount of incidental death benefits allowable for qualified contracts, and if the death benefits selected by you are considered to exceed such limits, the provision of such death benefits could result in currently taxable income to the owners of the qualified contracts.

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   Furthermore, the Code provides that the assets of an IRA (including Roth
IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or account value. The contract offers death benefits that may exceed the greater of purchase payments or account (contract) value. If these death benefits are determined by the IRS as providing life insurance, the contract may not qualify as an IRA (including Roth IRAs), which may result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes.

   You should consult your tax advisor regarding these features and benefits prior to purchasing a contract or adding an additional death benefit to your contract.

Multiple Contracts

   The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax advisor prior to purchasing more than one non-qualified annuity contract in any calendar year.

Tax Treatment of Assignments

   Any transfer, assignment or pledge of a contract may be a taxable event. You should therefore consult competent tax advisors should you wish to transfer, assign or pledge your contract.

   If a contract is issued for use under a qualified plan, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

Diversification and Owner Control

   The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. RBC believes that the investment portfolios are being managed so as to comply with the requirements.

   Neither the Code nor the IRS Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not RBC, would be considered the owner of the shares of the investment portfolios. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of RBC and the manager of the underlying investments, no arrangement may exist between a contract owner and RBC regarding specific investments or investment objectives for the underlying investments and a contract owner may not communicate with the underlying investment manager or RBC regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the contract. It remains unclear to what extent under Federal tax law owners are permitted to make transfers among the investment portfolios or the number and type of investment portfolios owners may select from without being considered the owner of the shares. If any guidance is provided, which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the contract, could be treated as the owner of the investment portfolios.

   Due to the uncertainty in this area, RBC reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

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Required Distributions

   Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. There are no required distributions from a Roth IRA prior to the death of the owner.

   The Internal Revenue Service (IRS) has issued regulations regarding required minimum distributions from qualified plans. One of these regulations, which became effective January 1, 2006, requires that the annuity contract value used to determine required minimum distributions include the actuarial value of certain other benefits under the contract, including some forms of additional death benefits.

   This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax advisor. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax advisor to determine that your distributions comply with these rules.

7.  ACCESS TO YOUR MONEY

   You can have access to the money in your contract:

      1. by making a withdrawal (either a partial or a complete withdrawal);

      2. by electing to receive annuity payments; or

      3. when a death benefit is paid to your beneficiary.

Withdrawals can only be made during the accumulation phase.

   When you make a complete withdrawal you will receive the value of the contract on the day you made the withdrawal:

  .  less any applicable withdrawal charge,

  .  less any premium tax, and

  .  less any contract maintenance charge.

(See Section 5. Expenses for a discussion of the charges.)

   Unless you instruct RBC otherwise, any partial withdrawal will be made pro-rata from all the investment portfolio(s) and the fixed account option you selected. You will be allowed only one partial withdrawal per contract year. Under most circumstances, the amount of any partial withdrawal must be for at least $500 (withdrawals made pursuant to the Automatic Withdrawal Program, Required Minimum Withdrawal Option and the Substantially Equal Periodic Payment Withdrawal Option are not subject to this minimum). RBC requires that after a partial withdrawal is made you keep at least $1,000 in any investment portfolio and $1,000 in Fixed Account I. RBC also requires that after a partial withdrawal is made you keep at least $10,000 in your contract. The amount of the partial withdrawal is taken pro-rata from all investment portfolios, unless you specifically request it from a certain investment portfolio(s).

   If your withdrawal request would cause the investment portfolio(s) to go below $1,000, RBC will ask you to select another investment portfolio(s) to withdraw the money from so the investment portfolios will maintain the $1,000 limit. Under the Required Minimum Withdrawal Option and the Substantially Equal Periodic Payment

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

Withdrawal Option, the requirement to maintain $1,000 in each investment portfolio is not required. RBC reserves the right to terminate the contract if less than $10,000 remains in the contract after a partial withdrawal.

   We will pay the amount of any withdrawal from the investment portfolios within 7 days of a receipt in good order of your request unless the suspension or deferral of payments or transfers provision is in effect (see "Suspension of Payments or Transfers" below.) Use of a certified check to purchase the contract may expedite the payment of your withdrawal request if the withdrawal request is received soon after your payment by certified check.

   There are limits to the amount you can withdraw from a TSA contract. For a more complete explanation, see the discussion in Section 6. Taxes and the discussion in the Statement of Additional Information (SAI).

   Income taxes and tax penalties may apply to any withdrawal you make.

Additional Withdrawal Option (Opt Out Provision)

   Under this option you have the ability to surrender all of the contract value during the first 30 days of the third contract year without incurring a withdrawal charge. This option must be elected before the third contract year and the effective date of the surrender must be within the first 30 days of the third contract year. This option is not available for a Section 1035 exchange, direct rollover or direct transfer to another annuity contract.

   Income taxes and tax penalties may apply to any withdrawal you make.

Automatic Withdrawal Program

   The Automatic Withdrawal Program provides periodic payments to you. Each payment must be for at least $100. You may elect to have payments made monthly, quarterly, semi-annually or annually. The first 10% of the Remaining Purchase Payments as of the beginning of the contract year is not subject to the withdrawal charge. A withdrawal charge will be applied to any withdrawals in excess of the first 10% withdrawn and will result in a reduction in remaining contract value. If you use this program, you may not make any other withdrawals (including a partial withdrawal). For a discussion of the withdrawal charge and the 10% free withdrawal, see Section 5. Expenses.

   All Automatic Withdrawals will be made on the 15th day of the month unless otherwise designated, other than the 29th, 30th or 31st of any month. If any designated day is not a business day then the payment will be the next business day. You must remain in the program for a minimum of 6 months. All distributions will be by electronic fund transfer.

   If you have made a partial withdrawal prior to electing this option, the Automatic Withdrawal Program will not take effect until the next contract year.

   No other withdrawal option or Dollar Cost Averaging transfers will be allowed if you are participating in the Automatic Withdrawal Program.

   Income taxes and tax penalties may apply to automatic withdrawals.

Required Minimum Withdrawal Option

   If you own an IRA or a TSA contract, you may elect the Required Minimum Withdrawal Option. Under this Option, RBC will make payments to you from your contract that are designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code for qualified plans. RBC will make payments to you periodically (currently, monthly, quarterly, semi-annually or annually). The payments will not be subject to the withdrawal charge.

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   The IRS has issued regulations regarding required minimum distributions from qualified plans. One of these regulations, which became effective January 1, 2006, requires that the annuity contract value used to determine required minimum distributions include the actuarial value of certain other benefits under the contract, including some forms of additional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax advisor to determine that your distributions comply with these rules.

   No Dollar Cost Averaging transfers or other withdrawal option will be allowed if you are participating in the Required Minimum Withdrawal Option.

   There is no guarantee that you will not outlive payments which are scheduled to be made for your life expectancy.

   Income taxes will apply to Required Minimum Withdrawals.

Substantially Equal Periodic Payment Withdrawal Option

   Under the option, periodic withdrawals are made for your life or life expectancy or the joint life or life expectancies of you and your designated beneficiary. These scheduled periodic withdrawals are intended to qualify for an exception to the 10% penalty on distributions before age 59 1/2 under Code Sections 72(q) and 72(t). (See Section 6. Taxes-Withdrawals-Non-Qualified Contracts; Withdrawals-Qualified Contracts.)

   Withdrawals under this option will not be subject to a withdrawal charge. No other withdrawal options may be elected while the option is in effect. Once withdrawals have started, you cannot make any additional payments to the contract.

   There is no guarantee that you will not outlive payments which are scheduled to be made for your life expectancy.

Suspension of Payments or Transfers

   RBC may be required to suspend or postpone payments from the investment portfolios for withdrawals or transfers for any period when:

      1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

      2. trading on the New York Stock Exchange is restricted;

      3. an emergency exists as a result of which disposal of shares of the investment portfolios is not reasonably practicable or RBC cannot reasonably value the shares of the investment portfolios;

      4. during any other period when the Securities and Exchange Commission
   (SEC), by order, so permits for the protection of owners.

   RBC has reserved the right to defer payment for a withdrawal or transfer from the Fixed Account for the period permitted by law but not for more than 6 months.

8.  PERFORMANCE

   RBC may periodically advertise performance of the various investment portfolios. RBC will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period.

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   Any advertisement will include average annual total return figures that will reflect the deduction of the coverage charge, contract maintenance charges, and withdrawal charges, as well as the fees and expenses of the investment portfolios. We may also advertise non-standard performance that reflects the deduction of the coverage charge and the fees and expenses of the investment portfolios but does not reflect the deduction of any applicable contract maintenance charge and withdrawal charge. The deduction of any applicable contract maintenance charge and withdrawal charges would reduce the percentage increase or make greater any percentage decrease. RBC may also advertise the historical performance of certain investment portfolios whose inception dates precede the date the accumulation units of your contract invested in the portfolio.

   RBC may advertise yield information. If it does, it will provide you with information regarding how yield is calculated.

   RBC may, from time to time, include in its advertising and sales materials, tax-deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

   More detailed information regarding how performance is calculated is found in the Statement of Additional Information (SAI).

   Future performance will vary and the results shown are not necessarily representative of future results.

9.  DEATH BENEFIT

Upon Your Death

   If you die during the accumulation phase, RBC will pay a death benefit to your beneficiary (see below). If you have a joint owner, the death benefit will be paid when the first of you dies. The surviving joint owner will be treated as the beneficiary.

Annual Stepped-Up Death Benefit

   The amount of the death benefit depends on how old you are on the day we issue your contract. If RBC issues your contract prior to your 81st birthday, the death benefit will be the greater of 1 or 2, where:

      1. is the contract value on the Death Benefit Date; and

      2. is the death benefit reset amount described below after adjustments for purchase payments, partial withdrawals, and any charges made since the last reset date.

   However, in no case will the death benefit be less than the Total Adjusted Purchase Payments.

   The first "death benefit reset amount" is equal to the initial purchase payment. The death benefit reset amount is then re-determined on the last day of each contract year prior to your 81st birthday. On these determination dates, the death benefit reset amount is set to be the greater of:

      1. the prior year's death benefit reset amount after adjustments for purchase payments, partial withdrawals and any charges made in the past year; or

      2. the contract value.

   The Death Benefit Date is the date due proof of death and request for payment are received by us.

   Total Adjusted Purchase Payments are the total purchase payments adjusted to reflect partial withdrawals. On the issue date of the contract, the Total Adjusted Purchase Payments are equal to the initial purchase

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

payment. The Total Adjusted Purchase Payments prior to a partial withdrawal are equal to the Total Adjusted Purchase Payments after the most recent partial withdrawal, or the issue date if there have been no partial withdrawals, plus any purchase payments made since the last partial withdrawal.

   The adjustment to the death benefit reset amount and the Total Adjusted Purchase Payments for withdrawals is pro-rata. This means that the value after a withdrawal is equal to the value prior to the withdrawal, multiplied by the contract value after the withdrawal, divided by the contract value prior to the withdrawal.

   If the owner's age at issue is 81 through 85, the death benefit will be the greater of contract value or Total Adjusted Purchase Payments.

   If the owner's age at issue is 86 or older, the amount of the death benefit will be the contract value.

   In the event that your spouse elects to continue the contract in his or her name, in accordance with the death benefit options, we will not pay a death benefit. However, the contract value will equal the amount of the death benefit as provided above. The amount of any future death benefit will be determined as provided above.

   If the ownership of the contract is changed, except where the contract is being continued by your surviving spouse, the death benefit amount will be determined as above. However, Total Adjusted Purchase Payments will be equal to the contract value on the effective date of the change of owner, adjusted for purchase payments and partial withdrawals made since the change. Death benefits will be determined based on the age of the new owner as of the date of the change.

   If the owner is a non-natural person, the age of the annuitant will be used to determine any death benefits.

   If there are joint owners, death benefits will be based on the age of the oldest joint owner.

   The death benefit amount in the Separate Account remains in the Separate Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to investment risk. This risk is borne by the beneficiary.

   Appendix D to this prospectus contains examples of how the Annual Stepped-Up Death Benefit is calculated.

Plus 70/50 Optional Death Benefit Rider (Plus 70/50 Benefit)

   At the time you purchase your contract, you can elect the Plus 70/50 Optional Death Benefit Rider. This Rider may not be available in your state (check with your registered representative regarding the availability of this Rider).

   Under this Rider an additional death benefit will be paid equal to:

      1. 70% of the excess, if any, of the Additional Death Benefit Ending Value over the Additional Death Benefit Base Value for owners age 69 or younger on the date the contract was issued, or

      2. 50% of the excess, if any, of the Additional Death Benefit Ending Value over the Additional Death Benefit Base Value for owners ages 70 to 75 on the date the contract was issued.

   The excess of the Additional Death Benefit Ending Value over the Additional Death Benefit Base Value may not exceed:

      1. 70% of the Total Adjusted Purchase Payments, less purchase payments made during the 12 months prior to the Death Benefit Date, except for purchase payments made during the first contract year, for owners age 69 or younger on the date the contract was issued, or

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

      2. 50% of the Total Adjusted Purchase Payments, less purchase payments made during the 12 months prior to the Death Benefit Date, except for purchase payments made during the first contract year, for owners age 70-75 on the date the contract was issued.

   Additional Death Benefit Base Value is equal to the Total Adjusted Purchase Payments. For the surviving spouse who elects to continue the contract, Total Adjusted Purchase Payments are equal to the contract value on the date of continuation, adjusted to reflect purchase payments and partial withdrawals made since the date of continuation.

   Additional Death Benefit Ending Value is the lesser of:

      1. the contract value on the Death Benefit Date; and

      2. the contract value on the deceased owner's 81st birthday, if the Death Benefit Date is subsequent to the deceased owner's 81st birthday.

   Total Adjusted Purchase Payments are the total purchase payments adjusted to reflect partial withdrawals. Partial withdrawals will be reflected on a pro-rata basis. That is, the amount of Total Adjusted Purchase Payments after a partial withdrawal is equal to the Total Adjusted Purchase Payments before the withdrawal, multiplied by the contract value after the withdrawal, divided by the contract value before the withdrawal.

   If the owner of this contract is changed, death benefits under this Rider will be determined based on the age of the new owner, as of the date of the change.

   In the event that your spouse elects to continue the contract, the amount of the additional death benefit provided above will be added to the contract value. Provisions of the rider will continue as if your spouse had purchased the contract on the date of continuation, with the initial purchase payment equal to the contract value, including the additional death benefit, on that date. For purposes of calculating future death benefits, your spouse's age on the date of continuation will be used.

   If this contract is owned by joint owners, age is based on the age of the oldest joint owner. If the owner is a non-natural person, age is based on the age of the annuitant.

   If you select the Plus 70/50 Benefit, the coverage charge for your contract will be higher than it would have been without this benefit.

   You will not receive any benefit under the Plus 70/50 Benefit if there is no gain under your contract when the death benefit is calculated.

   This Rider is irrevocable.

   Appendix D to this prospectus also contains examples of how the Plus 70/50 Benefit is calculated.

   The Plus 70/50 Benefit is available for use with non-qualified contracts, with IRA contracts (including SEPs, transfers and rollovers) and TSA contracts. This feature is not available for use with Roth IRA contracts.

Payment of Death Benefits

   Upon the death of an owner during the accumulation phase, the entire death benefit must be paid within 5 years of the date of death unless the beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. Payment must begin within one year of the date of death. If the beneficiary is the spouse of the owner, he/she can continue the contract in his/her own name. Unless the Internal Revenue Code provides otherwise, a spousal beneficiary may only continue the contract one time.

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Payment to the beneficiary (other than a lump sum) may only be elected during the 60-day period beginning with the date we receive proof of death. If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days.

   If you or any joint owner dies during the income phase, any remaining payments under the annuity option chosen will continue at least as rapidly as under the method of distribution in effect at the time of death. If you die during the income phase, the beneficiary becomes the owner.

   See Section 6. Taxes-Taxation of Death Benefits regarding the tax treatment of death proceeds.

Death of Annuitant

   If the annuitant, who is not an owner, dies during the accumulation phase, the owner or the youngest joint owner will become the annuitant, unless another annuitant is designated. However, if the owner is a non-natural person (for example, a corporation), then the death of the annuitant will be treated as the death of the owner, and a new annuitant may not be named.

   Upon the death of the annuitant during the income phase, the death benefit, if any, will be as provided for in the annuity option selected. The death benefits will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

Civil Unions and Domestic Partnerships

   Certain states treat individuals in civil unions or domestic partnerships as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Accordingly, the administration of spousal rights and the related tax reporting for the contract will be done in a manner consistent with federal tax law requirements. If you have entered into a civil union or domestic partnership, you should consult with your tax advisor to determine how spousal rights may be affected under your contract.

10.  OTHER INFORMATION

The Company

   Liberty Life Insurance Company (referred to as "RBC," "RBC Insurance(R)," the "Company," or "us," "our," "we"), P.O. Box 1389, Greenville, SC 29602-1389 was incorporated on July 1, 1909 under the laws of the state of Missouri and redomiciled in South Carolina as of December 31, 2003. On June 30, 2006, Business Men's Assurance Company of America merged with its affiliate, Liberty Life Insurance Company, and changed its name to Liberty Life Insurance Company. The merged company operates under a single brand name, RBC Insurance. The Company is the principal (wholly owned) U.S. subsidiary of Royal Bank of Canada
(RBC). RBC is Canada's largest bank as measured by assets and market capitalization and one of North America's leading diversified financial services companies. RBC provides personal and commercial banking, wealth management services, insurance, corporate and investment banking and transaction processing services on a global basis. Liberty Life Insurance Company is licensed to do business in the District of Columbia and all states except New York.

   The Company's obligations arising under the contracts are general obligations of the Company.

The Separate Account

   The Company has established a separate account, RBC Variable Annuity Account A (Separate Account), to hold the assets that underlie the contracts. The Board of Directors of the Company adopted a resolution to establish the Separate Account under Missouri insurance law on September 9, 1996. We have registered the

Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into sub-accounts.

   The assets of the Separate Account are held in the Company's name on behalf of the Separate Account and legally belong to the Company. However, those assets that underlie the contract are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts we may issue.

Distributor

   JBS Liberty Securities, Inc. (formerly known as JBS Investment Group, LLC) ("JBS"), 8320 University Executive Park Drive, Suite 110, Charlotte, NC 28262, acts as the distributor and principal underwriter of the contracts. Prior to May 1, 2007, Tamarack Distributors Inc. was the principal underwriter of the contracts. The offering is on a continuous basis. We anticipate continuing to offer the contract, but reserve the right to discontinue the offering. JBS is organized under the laws of the state of North Carolina and is a member of Financial Industry Regulatory Authority, Inc. (FINRA).

   JBS may offer the contracts directly to potential purchasers or through selling broker-dealers.

   Broker-dealers will be paid commissions of up to 6.5% of purchase payments in connection with the sale of the contracts. When we compensate a broker-dealer firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. We are not involved in determining the compensation of your representative. Sometimes, we may enter into an agreement with the broker-dealer to pay the broker-dealer commissions as a combination of a certain amount of the commission at the time of sale and a trail commission. We may, from time to time, pay promotional cash incentives that increase the amount of compensation.

   We may also provide financial and other types of support for educational, training and client seminars sponsored by the broker-dealer.

   Broker-dealers often enter into selling arrangements with a number of insurance companies to sell their variable annuity and variable life insurance contracts. These broker-dealers may classify or rank the contracts for their respective organizations on a system that is based on internal criteria that may include the level of financial and other types of support, compensation arrangements, quality of service, performance, type of contract and benefits thereunder. These classifications and rankings may influence the registered representatives in their recommendations and may present conflicts of interest.

   Contract owners should consult the prospectuses for the investment portfolios for information concerning compensation arrangements relating to the distribution of shares of the investment portfolios. Contract owners should consult with their broker-dealers with respect to compensation and revenue sharing arrangements involved in connection with the sale of the contracts.

   The Statement of Additional Information (SAI) contains additional information regarding the distributor and sales of the contracts.

Administration

   We have hired IBM Business Transformation Outsourcing Insurance Services Corporation ("administrator"), 2000 Wade Hampton Blvd., Greenville, SC 29615-1064, to perform certain administrative services regarding the contracts. The administrative services include issuance of the contracts and maintenance of contract records. Claims are handled jointly between RBC and the administrator.

Ownership

   Owner. You, as the owner of the contract, have all the rights under the contract. The owner is as designated at the time the contract is issued, unless changed. The beneficiary becomes the owner upon the death of the owner.

   Joint Owner. The contract can be owned by joint owners. Upon the death of either joint owner, the surviving owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary unless otherwise indicated.

Beneficiary

   The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

Assignment. You can assign the contract at any time during your lifetime. RBC will not be bound by the assignment until it receives the written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. An assignment may be a taxable event.

   If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

Legal Proceedings

   There are no material pending legal proceedings, other than ordinary routine litigation incidental to the Company's business, to which the Separate Account, JBS Liberty Securities, Inc. (the principal underwriter) or the Company is a party.

Financial Statements

   The financial statements of the Company and the Separate Account have been included in the Statement of Additional Information (SAI).

                             Table of Contents of
                    The Statement of Additional Information


Company
Experts
Legal Opinions
Distributor
Reduction or Elimination of Withdrawal Charge
Calculation of Performance Data
Federal Tax Status
Annuity Provisions
Mortality and Expense Guarantee
Financial Statements

                                  APPENDIX A

                        CONDENSED FINANCIAL INFORMATION

   Accumulation Unit Value History-The following schedule includes accumulation unit values for the periods shown. This data has been extracted from the Separate Account's audited December 31, 2007 financial statements. This information should be read in conjunction with the Separate Account's financial statements and related notes that are included in the Statement of Additional Information.

   Sub-Accounts invested in the Vanguard Variable Insurance Fund portfolios are assessed an additional 0.20% coverage charge. This is reflected in the accumulation unit values shown below for these Sub-Accounts.

Contracts with 1.75% Coverage Charge
------------------------------------
                                                       Year       Year    Year or Period    Period
                                                      Ended      Ended        Ended          Ended
                                                    12/31/2007 12/31/2006   12/31/2005   12/31/2004(1)
                                                    ---------- ---------- -------------- -------------
AIM VARIABLE INSURANCE FUNDS
 AIM V.I. HIGH YIELD SUB-ACCOUNT
   Unit value at beginning of period...............  $ 12.10     $11.12       $11.00        $10.00
   Unit value at end of period.....................  $ 12.03     $12.10       $11.12        $11.00
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    3,251      1,772        1,554            17
 AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 13.40     $11.70       $10.00            --
   Unit value at end of period.....................  $ 14.59     $13.40       $11.70            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    1,801        295           72             0
 AIM V.I. CORE EQUITY SUB-ACCOUNT(2)(3)
   Unit value at beginning of period...............  $ 12.39     $10.79       $10.00            --
   Unit value at end of period.....................  $ 13.16     $12.39       $10.79            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    5,551      5,813           39             0
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (Class I Shares)
 VP INCOME & GROWTH SUB-ACCOUNT
   Unit value at beginning of period...............  $ 12.97     $11.27       $10.95        $10.00
   Unit value at end of period.....................  $ 12.74     $12.97       $11.27        $10.95
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    7,200      4,664        4,333            33
 VP VALUE SUB-ACCOUNT
   Unit value at beginning of period...............  $ 13.10     $11.23       $10.87        $10.00
   Unit value at end of period.....................  $ 12.21     $13.10       $11.23        $10.87
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................   11,554      4,744        1,420             0
 VP ULTRA(R) SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 10.48     $11.03       $10.00            --
   Unit value at end of period.....................  $ 12.47     $10.48       $11.03            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      895        463            0             0
DREYFUS INVESTMENT PORTFOLIOS
 EMERGING LEADERS SUB-ACCOUNT(3)(7)
   Unit value at beginning of period...............  $ 12.11     $11.38       $10.00            --
   Unit value at end of period.....................  $    --     $12.11       $11.38            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................        0      1,876          885             0
 SMALL CAP STOCK INDEX SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 12.98     $11.54       $10.00            --
   Unit value at end of period.....................  $ 12.67     $12.98       $11.54            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    1,903      1,719          226             0
DREYFUS STOCK INDEX FUND, INC. SUB-ACCOUNT
   Unit value at beginning of period...............  $ 12.59     $11.09       $10.76        $10.00
   Unit value at end of period.....................  $ 13.02     $12.59       $11.09        $10.76
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    5,669      5,390        3,811         1,648

Contracts with 1.75% Coverage Charge
------------------------------------
                                                       Year       Year    Year or Period    Period
                                                      Ended      Ended        Ended          Ended
                                                    12/31/2007 12/31/2006   12/31/2005   12/31/2004(1)
                                                    ---------- ---------- -------------- -------------
INVESTORS MARK SERIES FUND, INC.(5)
 MONEY MARKET SUB-ACCOUNT(5)
   Unit value at beginning of period...............    $--        $--         $ 9.95        $10.00
   Unit value at end of period.....................    $--        $--             --        $ 9.95
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      0          0              0             0
 INTERMEDIATE FIXED INCOME SUB-ACCOUNT(5)
   Unit value at beginning of period...............    $--        $--         $10.40        $10.00
   Unit value at end of period.....................    $--        $--             --        $10.40
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      0          0              0         7,929
 GLOBAL FIXED INCOME SUB-ACCOUNT(5)
   Unit value at beginning of period...............    $--        $--         $10.28        $10.00
   Unit value at end of period.....................    $--        $--             --        $10.28
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      0          0              0           249
 MID CAP EQUITY SUB-ACCOUNT(5)
   Unit value at beginning of period...............    $--        $--         $11.19        $10.00
   Unit value at end of period.....................    $--        $--             --        $11.19
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      0          0              0             0
 SMALL CAP EQUITY SUB-ACCOUNT(5)
   Unit value at beginning of period...............    $--        $--         $10.78        $10.00
   Unit value at end of period.....................    $--        $--             --        $10.78
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      0          0              0             0
 LARGE CAP GROWTH SUB-ACCOUNT(5)
   Unit value at beginning of period...............    $--        $--         $ 9.95        $10.00
   Unit value at end of period.....................    $--        $--             --        $ 9.95
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      0          0              0             0
 LARGE CAP VALUE SUB-ACCOUNT(5)
   Unit value at beginning of period...............    $--        $--         $11.33        $10.00
   Unit value at end of period.....................    $--        $--             --        $11.33
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      0          0              0            16
 GROWTH & INCOME SUB-ACCOUNT(5)
   Unit value at beginning of period...............    $--        $--         $11.01        $10.00
   Unit value at end of period.....................    $--        $--             --        $11.01
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      0          0              0             0
 BALANCED SUB-ACCOUNT(5)
   Unit value at beginning of period...............    $--        $--         $10.89        $10.00
   Unit value at end of period.....................    $--        $--             --        $10.89
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      0          0              0         1,612

Contracts with 1.75% Coverage Charge
------------------------------------
                                                       Year       Year    Year or Period    Period
                                                      Ended      Ended        Ended          Ended
                                                    12/31/2007 12/31/2006   12/31/2005   12/31/2004(1)
                                                    ---------- ---------- -------------- -------------
JANUS ASPEN SERIES
 JANUS ASPEN INTERNATIONAL GROWTH
   SUB-ACCOUNT(6)
   Unit value at beginning of period...............  $ 22.66    $ 15.68       $12.05        $10.00
   Unit value at end of period.....................  $ 28.57    $ 22.66       $15.68        $12.05
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    6,491      6,173        2,269             0
 JANUS ASPEN SMALL COMPANY VALUE
   SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 13.23    $ 11.05       $10.00            --
   Unit value at end of period.....................  $ 12.21    $ 13.23       $11.05            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    4,396        579            0             0
LAZARD RETIREMENT SERIES, INC.
 LAZARD RETIREMENT U.S. SMALL CAP EQUITY
   SUB-ACCOUNT(4)
   Unit value at beginning of period...............  $ 12.99    $ 11.39       $11.13        $10.00
   Unit value at end of period.....................  $ 11.85    $ 12.99       $11.39        $11.13
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    3,245      2,750        1,612             0
LORD ABBETT SERIES FUND, INC.
 LORD ABBETT AMERICA'S VALUE SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 12.10    $ 10.75       $10.00            --
   Unit value at end of period.....................  $ 12.26    $ 12.10       $10.75            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    1,016        106            0             0
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 11.15    $ 10.38       $10.00            --
   Unit value at end of period.....................  $ 11.64    $ 11.15       $10.38            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................   11,255      2,699           38             0
 LORD ABBETT GROWTH AND INCOME
   SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 12.45    $ 10.80       $10.00            --
   Unit value at end of period.....................  $ 12.65    $ 12.45       $10.80            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................   14,653     10,100        3,356             0
 LORD ABBETT MID-CAP VALUE SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 12.52    $ 11.36       $10.00            --
   Unit value at end of period.....................  $ 12.38    $ 12.52       $11.36            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................   11,081      6,152          424             0
T. ROWE PRICE EQUITY SERIES, INC.
 T. ROWE PRICE BLUE CHIP GROWTH
   SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 12.24    $ 11.36       $10.00            --
   Unit value at end of period.....................  $ 13.56    $ 12.24       $11.36            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    4,958      5,202        1,037             0

Contracts with 1.75% Coverage Charge
------------------------------------
                                                       Year       Year    Year or Period    Period
                                                      Ended      Ended        Ended          Ended
                                                    12/31/2007 12/31/2006   12/31/2005   12/31/2004(1)
                                                    ---------- ---------- -------------- -------------
 T. ROWE PRICE EQUITY INCOME PORTFOLIO II
   SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 12.44    $ 10.67       $10.00          --
   Unit value at end of period.....................  $ 12.59    $ 12.44       $10.67          --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    4,152      4,884        2,117           0
 T. ROWE PRICE HEALTH SCIENCES PORTFOLIO II
   SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 13.13    $ 12.30       $10.00          --
   Unit value at end of period.....................  $ 15.19    $ 13.13       $12.30          --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    2,982      3,273           14           0
 T. ROWE PRICE PERSONAL STRATEGY BALANCED
   SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 11.99    $ 10.91       $10.00          --
   Unit value at end of period.....................  $ 12.67    $ 11.99       $10.91          --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    4,844      1,907        1,914           0
VANGUARD VARIABLE INSURANCE FUND
 VANGUARD MID-CAP INDEX SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 13.19    $ 11.82       $10.00          --
   Unit value at end of period.....................  $ 13.73    $ 13.19       $11.82          --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    3,013     10,807          546           0
 VANGUARD REIT INDEX SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 15.12    $ 11.43       $10.00          --
   Unit value at end of period.....................  $ 12.37    $ 15.12       $11.43          --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    7,156      5,413          167           0
 VANGUARD TOTAL BOND MARKET INDEX
   SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 10.23    $ 10.00       $10.00          --
   Unit value at end of period.....................  $ 10.74    $ 10.23       $10.00          --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................   12,629      6,212            0           0
 VANGUARD TOTAL STOCK MARKET INDEX
   SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 12.58    $ 11.10       $10.00          --
   Unit value at end of period.....................  $ 12.97    $ 12.58       $11.10          --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................   13,131      6,518            0           0
 VANGUARD SMALL COMPANY GROWTH
   SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 12.75    $ 11.79       $10.00          --
   Unit value at end of period.....................  $ 12.97    $ 12.75       $11.79          --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    3,757      2,426          132           0

Contracts with 1.75% Coverage Charge
------------------------------------
                                                       Year       Year    Year or Period    Period
                                                      Ended      Ended        Ended          Ended
                                                    12/31/2007 12/31/2006   12/31/2005   12/31/2004(1)
                                                    ---------- ---------- -------------- -------------
 VANGUARD CAPITAL GROWTH SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 12.62    $ 11.53      $ 10.00            --
   Unit value at end of period.....................  $ 13.92    $ 12.62      $ 11.53            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    1,799      1,686            0             0
VARIABLE INSURANCE PRODUCTS FUND (VIP)
 FIDELITY VIP OVERSEAS SUB-ACCOUNT
   Unit value at beginning of period...............  $ 15.18    $ 13.12      $ 11.22        $10.00
   Unit value at end of period.....................  $ 17.46    $ 15.18      $ 13.12        $11.22
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    8,525      6,202        2,307             0
 FIDELITY VIP GROWTH SUB-ACCOUNT
   Unit value at beginning of period...............  $ 11.18    $ 10.67      $ 10.28        $10.00
   Unit value at end of period.....................  $ 13.91    $ 11.18      $ 10.67        $10.28
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    9,689      5,796        1,044             0
 FIDELITY VIP CONTRAFUND(R) SUB-ACCOUNT
   Unit value at beginning of period...............  $ 13.76    $ 12.57      $ 10.95        $10.00
   Unit value at end of period.....................  $ 15.86    $ 13.76      $ 12.57        $10.95
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    4,860      1,463        1,717             0
 FIDELITY VIP MONEY MARKET SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 10.42    $ 10.11      $ 10.00            --
   Unit value at end of period.....................  $ 10.77    $ 10.42      $ 10.11            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................   43,380     25,164       24,557             0
 FIDELITY VIP INVESTMENT GRADE BOND
   SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 10.28    $ 10.02      $ 10.00            --
   Unit value at end of period.....................  $ 10.54    $ 10.28      $ 10.02            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................   18,435     11,751       11,833             0
 FIDELITY VIP MID CAP SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 13.48    $ 12.17      $ 10.00            --
   Unit value at end of period.....................  $ 15.32    $ 13.48      $ 12.17            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    2,128      1,500        1,708             0

Contracts with 2.00% Coverage Charge
------------------------------------
                                                       Year       Year    Year or Period    Period
                                                      Ended      Ended        Ended          Ended
                                                    12/31/2007 12/31/2006   12/31/2005   12/31/2004(1)
                                                    ---------- ---------- -------------- -------------
AIM VARIABLE INSURANCE FUNDS
 AIM V.I. HIGH YIELD SUB-ACCOUNT
   Unit value at beginning of period...............   $12.02     $11.07       $11.01        $10.00
   Unit value at end of period.....................   $11.93     $12.02       $11.07        $11.01
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    1,560        231          199             0
 AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT(3)
   Unit value at beginning of period...............   $13.34     $11.68       $10.00            --
   Unit value at end of period.....................   $14.49     $13.34       $11.68            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      244         49           50             0
 AIM V.I. CORE EQUITY SUB-ACCOUNT(2)(3)
   Unit value at beginning of period...............   $12.34     $10.79       $10.00            --
   Unit value at end of period.....................   $13.08     $12.34       $10.79            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    1,240      1,398           49             0
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (Class I Shares)
 VP INCOME & GROWTH SUB-ACCOUNT
   Unit value at beginning of period...............   $12.89     $11.23       $10.96        $10.00
   Unit value at end of period.....................   $12.62     $12.89       $11.23        $10.96
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    2,391        342            0             0
 VP VALUE SUB-ACCOUNT
   Unit value at beginning of period...............   $13.01     $11.19       $10.88        $10.00
   Unit value at end of period.....................   $12.10     $13.01       $11.19        $10.88
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    2,528      1,113          899           445
 VP ULTRA(R) SUB-ACCOUNT(3)
   Unit value at beginning of period...............   $10.44     $11.01       $10.00            --
   Unit value at end of period.....................   $12.38     $10.44       $11.01            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................       49         49           49             0
DREYFUS INVESTMENT PORTFOLIOS
 EMERGING LEADERS SUB-ACCOUNT(3)(7)
   Unit value at beginning of period...............   $12.06     $11.37       $10.00            --
   Unit value at end of period.....................   $   --     $12.06       $11.37            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................        0        289           49             0
 SMALL CAP STOCK INDEX SUB-ACCOUNT(3)
   Unit value at beginning of period...............   $12.93     $11.52       $10.00            --
   Unit value at end of period.....................   $12.59     $12.93       $11.52            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    1,583      2,321           49             0
DREYFUS STOCK INDEX FUND, INC. SUB-ACCOUNT
   Unit value at beginning of period...............   $12.51     $11.05       $10.78        $10.00
   Unit value at end of period.....................   $12.90     $12.51       $11.05        $10.78
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................       48      1,033          504             0

Contracts with 2.00% Coverage Charge
------------------------------------
                                                       Year       Year    Year or Period    Period
                                                      Ended      Ended        Ended          Ended
                                                    12/31/2007 12/31/2006   12/31/2005   12/31/2004(1)
                                                    ---------- ---------- -------------- -------------
INVESTORS MARK SERIES FUND, INC.(5)
 MONEY MARKET SUB-ACCOUNT(5)
   Unit value at beginning of period...............    $--        $--         $ 9.96        $10.00
   Unit value at end of period.....................    $--        $--             --        $ 9.96
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      0          0              0             0
 INTERMEDIATE FIXED INCOME SUB-ACCOUNT(5)
   Unit value at beginning of period...............    $--        $--         $10.42        $10.00
   Unit value at end of period.....................    $--        $--             --        $10.42
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      0          0              0           740
 GLOBAL FIXED INCOME SUB-ACCOUNT(5)
   Unit value at beginning of period...............    $--        $--         $10.30        $10.00
   Unit value at end of period.....................    $--        $--             --        $10.30
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      0          0              0           301
 MID CAP EQUITY SUB-ACCOUNT(5)
   Unit value at beginning of period...............    $--        $--         $11.21        $10.00
   Unit value at end of period.....................    $--        $--             --        $11.21
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      0          0              0             0
 SMALL CAP EQUITY SUB-ACCOUNT(5)
   Unit value at beginning of period...............    $--        $--         $10.80        $10.00
   Unit value at end of period.....................    $--        $--             --        $10.80
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      0          0              0             0
 LARGE CAP GROWTH SUB-ACCOUNT(5)
   Unit value at beginning of period...............    $--        $--         $ 9.96        $10.00
   Unit value at end of period.....................    $--        $--             --        $ 9.96
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      0          0              0             0
 LARGE CAP VALUE SUB-ACCOUNT(5)
   Unit value at beginning of period...............    $--        $--         $11.34        $10.00
   Unit value at end of period.....................    $--        $--             --        $11.34
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      0          0              0             0
 GROWTH & INCOME SUB-ACCOUNT(5)
   Unit value at beginning of period...............    $--        $--         $11.02        $10.00
   Unit value at end of period.....................    $--        $--             --        $11.02
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      0          0              0           293
 BALANCED SUB-ACCOUNT(5)
   Unit value at beginning of period...............    $--        $--         $10.90        $10.00
   Unit value at end of period.....................    $--        $--             --        $10.90
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      0          0              0             0

Contracts with 2.00% Coverage Charge
------------------------------------
                                                       Year       Year    Year or Period    Period
                                                      Ended      Ended        Ended          Ended
                                                    12/31/2007 12/31/2006   12/31/2005   12/31/2004(1)
                                                    ---------- ---------- -------------- -------------
JANUS ASPEN SERIES
 JANUS ASPEN INTERNATIONAL GROWTH
   SUB-ACCOUNT(6)
   Unit value at beginning of period...............  $ 22.51    $ 15.62       $12.06        $10.00
   Unit value at end of period.....................  $ 28.32    $ 22.51       $15.62        $12.06
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................   15,771     12,373          550             0
 JANUS ASPEN SMALL COMPANY VALUE
   SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 13.18    $ 11.03       $10.00            --
   Unit value at end of period.....................  $ 12.13    $ 13.18       $11.03            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    8,013      4,696           49             0
LAZARD RETIREMENT SERIES, INC.
 LAZARD RETIREMENT U.S. SMALL CAP EQUITY
   SUB-ACCOUNT(4)
   Unit value at beginning of period...............  $ 12.91    $ 11.35       $11.15        $10.00
   Unit value at end of period.....................  $ 11.74    $ 12.91       $11.35        $11.15
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    1,178      1,030        1,000           443
LORD ABBETT SERIES FUND, INC.
 LORD ABBETT AMERICA'S VALUE SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 12.05    $ 10.73       $10.00            --
   Unit value at end of period.....................  $ 12.18    $ 12.05       $10.73            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................       49         49           49             0
 LORD ABBETT BOND DEBENTURE SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 11.11    $ 10.37       $10.00            --
   Unit value at end of period.....................  $ 11.56    $ 11.11       $10.37            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    4,007        588           50             0
 LORD ABBETT GROWTH AND INCOME
   SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 12.40    $ 10.79       $10.00            --
   Unit value at end of period.....................  $ 12.57    $ 12.40       $10.79            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    2,990        826          816             0
 LORD ABBETT MID-CAP VALUE SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 12.47    $ 11.35       $10.00            --
   Unit value at end of period.....................  $ 12.30    $ 12.47       $11.35            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    2,682      1,451           49             0
T. ROWE PRICE EQUITY SERIES, INC.
 T. ROWE PRICE BLUE CHIP GROWTH
   SUB-ACCOUNT(3)
   Unit value at beginning of period...............  $ 12.19    $ 11.34       $10.00            --
   Unit value at end of period.....................  $ 13.47    $ 12.19       $11.34            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    1,497      3,006           49             0

Contracts with 2.00% Coverage Charge
------------------------------------
                                                       Year       Year    Year or Period    Period
                                                      Ended      Ended        Ended          Ended
                                                    12/31/2007 12/31/2006   12/31/2005   12/31/2004(1)
                                                    ---------- ---------- -------------- -------------
 T. ROWE PRICE EQUITY INCOME PORTFOLIO II
   SUB-ACCOUNT(3)
   Unit value at beginning of period...............   $12.38     $10.65       $10.00          --
   Unit value at end of period.....................   $12.51     $12.38       $10.65          --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      134        303           49           0
 T. ROWE PRICE HEALTH SCIENCES PORTFOLIO II
   SUB-ACCOUNT(3)
   Unit value at beginning of period...............   $13.08     $12.30       $10.00          --
   Unit value at end of period.....................   $15.08     $13.08       $12.30          --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      348      2,671           49           0
 T. ROWE PRICE PERSONAL STRATEGY BALANCED
   SUB-ACCOUNT(3)
   Unit value at beginning of period...............   $11.94     $10.89       $10.00          --
   Unit value at end of period.....................   $12.59     $11.94       $10.89          --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................       49        480          510           0
VANGUARD VARIABLE INSURANCE FUND
 VANGUARD MID-CAP INDEX SUB-ACCOUNT(3)
   Unit value at beginning of period...............   $13.13     $11.79       $10.00          --
   Unit value at end of period.....................   $13.64     $13.13       $11.79          --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    2,747      2,872           46           0
 VANGUARD REIT INDEX SUB-ACCOUNT(3)
   Unit value at beginning of period...............   $15.06     $11.41       $10.00          --
   Unit value at end of period.....................   $12.28     $15.06       $11.41          --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    2,915        664           45           0
 VANGUARD TOTAL BOND MARKET INDEX
   SUB-ACCOUNT(3)
   Unit value at beginning of period...............   $10.19     $ 9.98       $10.00          --
   Unit value at end of period.....................   $10.66     $10.19       $ 9.98          --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    1,556      2,480           50           0
 VANGUARD TOTAL STOCK MARKET INDEX
   SUB-ACCOUNT(3)
   Unit value at beginning of period...............   $12.53     $11.09       $10.00          --
   Unit value at end of period.....................   $12.89     $12.53       $11.09          --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    4,527        419           95           0
 VANGUARD SMALL COMPANY GROWTH
   SUB-ACCOUNT(3)
   Unit value at beginning of period...............   $12.70     $11.76       $10.00          --
   Unit value at end of period.....................   $12.89     $12.70       $11.76          --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      973        202           45           0

Contracts with 2.00% Coverage Charge
------------------------------------
                                                       Year       Year    Year or Period    Period
                                                      Ended      Ended        Ended          Ended
                                                    12/31/2007 12/31/2006   12/31/2005   12/31/2004(1)
                                                    ---------- ---------- -------------- -------------
 VANGUARD CAPITAL GROWTH SUB-ACCOUNT(3)
   Unit value at beginning of period...............   $12.56     $11.51       $10.00            --
   Unit value at end of period.....................   $13.82     $12.56       $11.51            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................       48         48           48             0
VARIABLE INSURANCE PRODUCTS FUND (VIP)
 FIDELITY VIP OVERSEAS SUB-ACCOUNT
   Unit value at beginning of period...............   $15.08     $13.07       $11.24        $10.00
   Unit value at end of period.....................   $17.31     $15.08       $13.07        $11.24
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    2,606        837          474           294
 FIDELITY VIP GROWTH SUB-ACCOUNT
   Unit value at beginning of period...............   $11.11     $10.63       $10.29        $10.00
   Unit value at end of period.....................   $13.79     $11.11       $10.63        $10.29
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    4,098      2,168          937           465
 FIDELITY VIP CONTRAFUND(R) SUB-ACCOUNT
   Unit value at beginning of period...............   $13.68     $12.52       $10.97        $10.00
   Unit value at end of period.....................   $15.72     $13.68       $12.52        $10.97
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    3,740      3,056          817             0
 FIDELITY VIP MONEY MARKET SUB-ACCOUNT(3)
   Unit value at beginning of period...............   $10.37     $10.09       $10.00            --
   Unit value at end of period.....................   $10.70     $10.37       $10.09            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................      724          0        2,658             0
 FIDELITY VIP INVESTMENT GRADE BOND
   SUB-ACCOUNT(3)
   Unit value at beginning of period...............   $10.24     $10.01       $10.00            --
   Unit value at end of period.....................   $10.47     $10.24       $10.01            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    5,584      3,026        1,157             0
 FIDELITY VIP MID CAP SUB-ACCOUNT(3)
   Unit value at beginning of period...............   $13.43     $12.15       $10.00            --
   Unit value at end of period.....................   $15.22     $13.43       $12.15            --
   No. of ACCUMULATION UNITS outstanding at end of
     period........................................    1,666      1,662          717             0

--------
(1) Unit values shown above are for the period commencing June 4, 2004 and ending December 31, 2004.
(2) Formerly known as INVESCO VIF-Core Equity Fund. Effective April 30, 2004, the portfolios of INVESCO Variable Investment Funds, Inc. were redomesticated under AIM Variable Insurance Funds.
(3) The AIM V.I. Capital Development Fund, AIM V.I. Core Equity Fund, American Century VP Ultra(R) Fund, Dreyfus Emerging Leaders Portfolio, Dreyfus Small Cap Stock Index Portfolio, Fidelity VIP Money Market Portfolio, Fidelity VIP Investment Grade Bond Portfolio, Fidelity VIP Mid Cap Portfolio, Janus Aspen Small Company Value Portfolio, Lord Abbett America's Value Portfolio, Lord Abbett Bond-Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Mid-Cap Value Portfolio, T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio II, T. Rowe Price Health Sciences Portfolio II, T. Rowe Price Personal Strategy Balanced Portfolio, Vanguard Mid-Cap Index Portfolio,

   Vanguard REIT Index Portfolio, Vanguard Total Bond Market Index Portfolio, Vanguard Total Stock Market Index Portfolio, Vanguard Small Company Growth Portfolio and Vanguard Capital Growth Portfolio Sub-accounts commenced operations on April 29, 2005.
(4) Formerly known as Lazard Retirement Small Cap Sub-Account.
(5) On July 15, 2005, the Company substituted shares of the portfolios of Investors Mark Series Fund, Inc. with shares of certain series of other registered investment companies.
(6) Effective on or about March 24, 2003, the Berger IPT-International Fund of Berger Institutional Products Trust was reorganized into the Janus Aspen Series International Growth Portfolio of Janus Aspen Series.
(7) The Emerging Leaders Portfolio was liquidated on April 30, 2007.

                                  APPENDIX B

                             INVESTMENT PORTFOLIOS

   The following is a summary of the investment objectives and strategies of each available investment portfolio. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks of each portfolio. There is no assurance that the investment objectives will be achieved.

   See Appendix C for information concerning certain investment portfolios that are no longer offered by the Company.

AIM VARIABLE INSURANCE FUNDS

   AIM Variable Insurance Funds is a mutual fund with multiple portfolios. Invesco Aim Advisors, Inc. (formerly known as A I M Advisors, Inc.) is the investment advisor. The sub-advisors are: AIM Funds Management Inc. (anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008); Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited. The following investment portfolios are available under the contract:


       AIM V.I. Capital Development Fund (Series I Shares)

          The Fund's investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing primarily in equity securities of mid-capitalization companies.

       AIM V.I. Core Equity Fund (Series I Shares)

          The Fund's investment objective is growth of capital. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The Fund may also invest up to 25% of its total assets in foreign securities.

       AIM V. I. High Yield Fund (Series I Shares)

          The Fund's investment objective is to achieve a high level of current income. The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in debt securities that are determined to be below investment grade quality because they are rated BB/Ba or lower by Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or any other nationally recognized statistical rating organization (NRSRO), or are determined by the portfolio managers to be of comparable quality to such rated securities. These types of securities are commonly known as "junk bonds."

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (Class I Shares)

   American Century Variable Portfolios, Inc. is a series of funds managed by American Century Investment Management, Inc. The following investment portfolios are available under the contract:

       VP Income & Growth

          The Portfolio seeks capital growth by investing in common stocks. Income is a secondary objective. In selecting stocks for the Portfolio, the portfolio managers select primarily from large publicly traded U.S. companies. The management team strives to outperform the Standard & Poor's 500 Composite Stock Price Index over time without taking on significant additional risk.

       VP Ultra(R)

          The Fund seeks long-term capital growth by investing in common stocks considered by management to have better-than-average prospects for appreciation.

       VP Value

          This Portfolio seeks long-term capital growth as a primary objective and income as a secondary objective. It invests in well-established companies that the Portfolio's Advisor believes are undervalued at the time of purchase.

DREYFUS INVESTMENT PORTFOLIOS

   The Dreyfus Investment Portfolios is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment advisor to the Portfolio. Mellon Capital Management Corporation is the sub-advisor to the Portfolio. The following investment portfolio is available under the contract:

       Small Cap Stock Index Portfolio (Service Shares)

          The Portfolio seeks to match the total return of the S&P SmallCap 600 Index(R) by generally investing in a representative sample of the stocks listed in the S&P SmallCap 600 Index(R). While the Portfolio generally owns the vast majority of the stocks in the S&P SmallCap 600 Index(R), some very small stocks may be excluded from the Portfolio. The S&P SmallCap 600 Index(R) is composed of 600 domestic stocks across 10 economic sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P SmallCap 600 Index(R) than smaller ones. The Portfolio may also use stock index futures as a substitute for the sale or purchase of stocks.

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

   The Dreyfus Corporation serves as the Fund's manager. Dreyfus has hired its affiliate, Mellon Capital Management Corporation, to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments.

          The objective of this Portfolio is to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). To pursue this goal, the Portfolio generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

JANUS ASPEN SERIES

   Janus Aspen Series is a mutual fund with multiple portfolios. Janus Capital Management LLC is the investment advisor. The following investment portfolios are available under the contract:

       Janus Aspen International Growth Portfolio (Institutional Shares)

          The Portfolio seeks long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

       Janus Aspen Small Company Value Portfolio (Service Shares)

          The Portfolio seeks capital appreciation. The Portfolio pursues its objective by investing primarily in common stocks of small companies whose stock prices are believed to be undervalued by the portfolio manager. The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. The Portfolio uses fundamental analysis and proprietary valuation models to select a holding of stocks for the Portfolio. The Portfolio's portfolio manager generally looks for companies that have reasonably solid fundamentals and whose stocks are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow or franchise values.

LAZARD RETIREMENT SERIES, INC. (Service Shares)

   Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Management LLC, a subsidiary of Lazard Freres & Co. LLC, a New York limited liability company, is the investment manager for each portfolio. The following investment portfolio is available under the contract:

       Lazard Retirement U.S. Small Cap Equity Portfolio (formerly, Lazard Retirement Small Cap Portfolio)

          The Portfolio seeks long-term capital appreciation. The Portfolio, under normal circumstances, will invest at least 80% of its assets in equity securities of small cap U.S. companies.

LORD ABBETT SERIES FUND, INC. (Class VC Shares)

   Lord Abbett Series Fund, Inc. is a mutual fund with multiple portfolios. Lord, Abbett & Co. LLC is the investment advisor to the portfolios. The following investment portfolios are available under the contract:

       America's Value Portfolio

          The Portfolio's investment objective is to seek current income and capital appreciation. To pursue this goal, the Portfolio normally invests in equity securities of companies with market capitalizations greater than $500 million at the time of purchase and fixed income securities of various types. This market capitalization threshold may vary in response to changes in the markets. The Portfolio generally uses a value approach to identify particular investments for the Portfolio.

       Bond-Debenture Portfolio

          The Portfolio's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. The Portfolio will provide shareholders with at least 60 days' notice of any change in this policy. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities.

       Growth and Income Portfolio

          The Portfolio's investment objective is long-term growth of capital and income without excessive fluctuations in market value. To pursue this goal, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that Lord, Abbett & Co. LLC believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000(R) Index, a widely-used benchmark for large-cap stock performance. As of June 30, 2007, the market capitalization range of the Russell 1000(R) Index was $1.5 billion to $472.5 billion. This range varies daily.

       Mid-Cap Value Portfolio

          The Portfolio seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. To pursue this goal, the Portfolio normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. The Portfolio will provide shareholders with at least 60 days' notice of any change in this policy. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap(R) Index, a widely-used benchmark for mid-cap stock performance. As of June 30, 2007, the market capitalization range of the Russell Midcap(R) Index was $1.5 billion to $22.4 billion. This range varies daily.

T. ROWE PRICE EQUITY SERIES, INC.

   T. Rowe Price Equity Series, Inc. is a mutual fund with multiple portfolios.
T. Rowe Price Associates, Inc. is the investment advisor. The following investment portfolios are available under the contract:

       T. Rowe Price Blue Chip Growth Portfolio

          The Blue Chip Growth Portfolio will seek long-term growth of capital by investing primarily in common stocks of well-established large and medium-sized blue chip growth companies with the potential for above-average earnings increases. Current income is a secondary objective.

       T. Rowe Price Equity Income Portfolio-II

          The Equity Income Portfolio will seek to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. In selecting such stocks, the fund emphasizes companies that appear to be temporarily undervalued by various measures, such as price/earnings (P/E) ratios.

       T. Rowe Price Health Sciences Portfolio-II

          The Health Sciences Portfolio will seek long-term growth of capital by investing at least 80% of net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, and the life sciences. The fund focuses primarily on U.S. stocks but may also invest up to 35% of assets in foreign securities. While the fund may purchase small-company stocks, its primary focus will be large and mid-size companies.

       T. Rowe Price Personal Strategy Balanced Portfolio

          The Personal Strategy Balanced Portfolio will seek the highest total return over time consistent with an emphasis on both capital appreciation and income. With a portfolio generally comprising 60% stocks, 30% bonds, and 10% money market securities, the fund may be appropriate for those seeking long-term capital appreciation and income. The fund's share price will fluctuate with changes in interest rates and market conditions.

VANGUARD VARIABLE INSURANCE FUND

   Vanguard Variable Insurance Fund is a mutual fund with multiple portfolios. The Vanguard Group, Inc. is the investment advisor to certain of the Portfolios. Granahan Investment Management, Inc. and The Vanguard Group, Inc. are the advisors to the Small Company Growth Portfolio. PRIMECAP Management Company is the advisor to the Capital Growth Portfolio. Contract value invested in Vanguard Variable Insurance Fund will have a higher coverage charge. The following investment portfolios are available under the contract:

       Capital Growth Portfolio

          The Portfolio seeks to provide long-term capital appreciation by investing principally in mid- and large-capitalization stocks.

       Mid-Cap Index Portfolio

          The Portfolio seeks to track the performance of the Morgan Stanley Capital International(R) US MidCap 450 Index.

       REIT Index Portfolio

          The Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of the Morgan Stanley Capital International(R) US REIT Index.

       Small Company Growth Portfolio

          The Portfolio seeks to provide long-term capital appreciation by investing primarily in the common stocks of smaller companies.

       Total Bond Market Index Portfolio

          The Portfolio seeks to track the performance of the Lehman Brothers(R) U.S. Aggregate Bond Index.

       Total Stock Market Index Portfolio (this Portfolio receives investment advisory services indirectly, by investing in other Vanguard funds and portfolios)

          The Portfolio seeks to track the performance of the Standard & Poor's Total Market Index.

VARIABLE INSURANCE PRODUCTS FUNDS

   The Variable Insurance Products Fund is a mutual fund with multiple portfolios that are managed by Fidelity Management & Research Co. The following investment portfolios are available under the contract:

       Fidelity VIP Contrafund(R) Portfolio (Service Class 2)

          The VIP Contrafund Portfolio seeks long-term capital appreciation by normally investing primarily in common stocks. The Portfolio invests in securities of companies whose value the advisor believes is not fully recognized by the public. The Portfolio invests in either "growth" stocks or "value" stocks or both. It invests in domestic and foreign issuers. The advisor uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

       Fidelity VIP Growth Portfolio (Service Class 2)

          The VIP Growth Portfolio seeks to achieve capital appreciation by normally investing primarily in common stocks. The Portfolio invests in companies that the advisor believes have above-average growth potential. The Portfolio invests in domestic and foreign issuers. The advisor uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

       Fidelity VIP Investment Grade Bond Portfolio (Initial Class)

          The VIP Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. The advisor manages the fund to have similar overall interest rate risk to the Lehman Brothers(R) U.S. Aggregate Index.

       Fidelity VIP Mid Cap Portfolio (Initial Class)

          The VIP Mid Cap Portfolio seeks long-term growth of capital by normally investing primarily in common stocks. The Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index (S&P(R) MidCap 400)). The Portfolio potentially invests in companies with smaller or larger market capitalizations. The Portfolio invests in domestic and foreign issuers. It invests in either "growth" stocks or "value" stocks or both. The advisor uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

       Fidelity VIP Money Market Portfolio (Initial Class)

          The VIP Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity. The Portfolio invests in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements. The Portfolio potentially may enter into reverse repurchase agreements. The Portfolio invests more than 25% of total assets in the financial services industries. It invests in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

          Although the Portfolio seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Portfolio can do so on a continuous basis. An investment in the Money Market Portfolio is not guaranteed. After charges are deducted from the annuity contract, it is possible, particularly in a lower short-term interest rate environment, that an investment in the Money Market Portfolio may result in a negative investment return.

       Fidelity VIP Overseas Portfolio (Service Class 2)

          The VIP Overseas Portfolio seeks long-term growth of capital by normally investing at least 80% of assets in non-U.S. securities. The Portfolio normally invests primarily in common stocks, allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. The advisor uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

                                  APPENDIX C

                      DISCONTINUED INVESTMENT PORTFOLIOS

   The investment portfolios described in the prospectus are available (as indicated) for new money, additional purchase payments, transfers, Dollar Cost Averaging, Asset Rebalancing and Asset Allocation.

   The following investment portfolios are not available for new money, additional purchase payments, transfers, Dollar Cost Averaging, Asset Rebalancing and Asset Allocation.

THE ALGER AMERICAN FUND (Class O Shares)

      Managed By Fred Alger Management, Inc.
          Alger American Growth Portfolio (effective July 1, 2008 the name of the portfolio will change to Alger American LargeCap Growth Portfolio)
          Alger American Capital Appreciation Portfolio (prior to May 1, 2008, known as Alger American Leveraged AllCap Portfolio)
          Alger American MidCap Growth Portfolio

   Please see the fund prospectuses for information regarding the investment portfolios, including a discussion of the investment objectives, policies, restrictions and risks, and the fees and expenses of each investment portfolio.

                        CONDENSED FINANCIAL INFORMATION

   Accumulation Unit Value History--The following schedule includes Accumulation Unit values for the periods shown for the investment portfolios listed. This data has been extracted from the Separate Account's audited December 31, 2007 financial statements. This information should be read in conjunction with the Separate Account's financial statements and related notes that are included in the Statement of Additional Information.

Contracts with 1.75% Coverage Charge

                                                                      Year       Year       Year       Period
                                                                     Ended      Ended      Ended        Ended
                                                                   12/31/2007 12/31/2006 12/31/2005 12/31/2004(1)
                                                                   ---------- ---------- ---------- -------------
AIM VARIABLE INSURANCE FUNDS:
   AIM V.I. Core Stock Sub-Account(2)(3)
       Unit value at beginning of period..........................   $   --     $10.66     $10.48      $10.00
       Unit value at end of period................................   $   --     $   --     $10.66      $10.48
       No. of accumulation units outstanding at end of period.....        0          0        322           0
THE ALGER AMERICAN FUND:
   Alger American Growth Sub-Account(5)
       Unit value at beginning of period..........................   $11.79     $11.41     $11.05      $10.00
       Unit value at end of period................................   $13.90     $11.79     $11.41      $11.05
       No. of accumulation units outstanding at end of period.....        0          0        173           0
   Alger American Capital Appreciation Sub-Account(6)
       Unit value at beginning of period..........................   $13.67     $11.67     $10.36      $10.00
       Unit value at end of period................................   $17.94     $13.67     $11.67      $10.36
       No. of accumulation units outstanding at end of period.....        0          0          0           0
   Alger American MidCap Growth Sub-Account
       Unit value at beginning of period..........................   $12.93     $11.95     $10.35      $10.00
       Unit value at end of period................................   $16.72     $12.93     $11.95      $10.35
       No. of accumulation units outstanding at end of period.....       22         22        692           0
DREYFUS VARIABLE INVESTMENT FUND:
   Dreyfus VIF Disciplined Stock Sub-Account(4)
       Unit value at beginning of period..........................   $12.75     $11.19     $10.71      $10.00
       Unit value at end of period................................   $   --     $12.75     $11.19      $10.71
       No. of accumulation units outstanding at end of period.....        0         37         37           0

Contracts with 2.00% Coverage Charge

                                                               Year       Year       Year       Period
                                                              Ended      Ended      Ended        Ended
                                                            12/31/2007 12/31/2006 12/31/2005 12/31/2004(1)
                                                            ---------- ---------- ---------- -------------
AIM VARIABLE INSURANCE FUNDS:
   AIM V.I. Core Stock Sub-Account(2)(3)
       Unit value at beginning of period...................   $   --     $10.62     $10.50      $10.00
       Unit value at end of period.........................   $   --     $   --     $10.62      $10.50
       No. of accumulation units outstanding at end of
         period............................................        0          0          0           0
THE ALGER AMERICAN FUND:
   Alger American Growth Sub-Account(5)
       Unit value at beginning of period...................   $11.72     $11.37     $11.07      $10.00
       Unit value at end of period.........................   $13.77     $11.72     $11.37      $11.07
       No. of accumulation units outstanding at end of
         period............................................        0          0          0           0
   Alger American Capital Appreciation Sub-Account(6)
       Unit value at beginning of period...................   $13.59     $11.62     $10.37      $10.00
       Unit value at end of period.........................   $17.78     $13.59     $11.62      $10.37
       No. of accumulation units outstanding at end of
         period............................................        0          0          0           0
   Alger American MidCap Growth Sub-Account
       Unit value at beginning of period...................   $12.85     $11.90     $10.37      $10.00
       Unit value at end of period.........................   $16.57     $12.85     $11.90      $10.37
       No. of accumulation units outstanding at end of
         period............................................      646        756        758           0
DREYFUS VARIABLE INVESTMENT FUND:
   Dreyfus VIF Disciplined Stock Sub-Account(4)
       Unit value at beginning of period...................   $12.67     $11.16     $10.73      $10.00
       Unit value at end of period.........................   $   --     $12.67     $11.16      $10.73
       No. of accumulation units outstanding at end of
         period............................................        0          0          0           0

--------
(1) Unit values shown above are for the period commencing June 4, 2004 and ending December 31, 2004.
(2) Formerly known as INVESCO VIF--Core Equity Sub-Account. Effective April 30, 2004, the portfolios of INVESCO Variable Investment Funds, Inc. were redomesticated under AIM Variable Insurance Funds.
(3) Effective May 1, 2006, AIM V.I. Core Stock Fund merged into AIM V.I. Core Equity Fund.
(4) The Dreyfus VIF Disciplined Stock Portfolio was liquidated on April 30,
    2007.
(5) The Alger American Growth Portfolio will change its name to Alger American LargeCap Growth Portfolio effective July 1, 2008.
(6) On May 1, 2008, the Alger American Leveraged AllCap Portfolio changed its name to Alger American Capital Appreciation Portfolio.

                                  APPENDIX D

                            DEATH BENEFIT EXAMPLES

   The examples in Section A below show you how we calculate the Annual Stepped-Up Death Benefit. The examples in Section B below show you how we calculate the Plus 70/50 Optional Death Benefit if you elect the additional death benefit option. The examples are purely hypothetical and are for illustrative purposes only.

SECTION A-ANNUAL STEPPED-UP DEATH BENEFIT

   Example 1-Assume a purchase payment of $100,000 is made on the issue date. Assume also that there are no additional purchase payments to or withdrawals from the contract and the contract was issued before the owner's 81st birthday. Based on the following contract values as of the last day of each contract year, the death benefit (death benefit reset amount) is:

             Last Day of Contract Year Contract Value Death Benefit
             ------------------------- -------------- -------------
                         1............    $108,000      $108,000
                         2............    $118,800      $118,800
                         3............    $109,300      $118,800
                         4............    $115,000      $118,800
                         5............    $125,000      $125,000

   Example 2-Assume a purchase payment of $100,000 is made on the issue date. Assume also that there are no additional purchase payments to the contract and the contract was issued before the owner's 81st birthday. Based on the following contract values as of the last day of each contract year, the death benefit (death benefit reset amount) for the first three contract years is:

             Last Day of Contract Year Contract Value Death Benefit
             ------------------------- -------------- -------------
                         1............    $108,000      $108,000
                         2............    $118,800      $118,800
                         3............    $109,300      $118,800

   Assume that on the first day of the 4th contract year a withdrawal of $25,000 is made and the owner dies. The contract value is $84,300. The death benefit (death benefit reset amount) is $91,627. This is determined as follows:

          $118,800 x ($84,300/$109,300) = $91,627

SECTION B-PLUS 70/50 OPTIONAL DEATH BENEFIT

   Example 1-Assume a purchase payment of $100,000 is made on the issue date. Assume no withdrawals have been made, the contract was issued before the owner's 70th birthday, the contract value on the Death Benefit Date is $130,000 and the Death Benefit Date is prior to the owner's 81st birthday.

   The Plus 70/50 Optional Death Benefit is determined as follows:

   1. Contract value on Death Benefit Date less Total Adjusted Purchase Payments. $30,000
   2. 70% of Total Adjusted Purchase Payments.................................... $70,000
   3. Lesser of (1) or (2)....................................................... $30,000
   4. 70% of (3)................................................................. $21,000
Thus, the Plus 70/50 Optional Death Benefit is................................... $21,000

   Example 2-Assume a purchase payment of $100,000 is made on the issue date and an additional purchase payment of $25,000 is made 2 years later. Assume the owner dies 6 months after the additional purchase payment is made and the contract value on the Death Benefit Date is $225,000. Assume no withdrawals have been made, the contract was issued prior to the owner's 70th birthday, and the Death Benefit Date is prior to the owner's 81st birthday.

   The Plus 70/50 Optional Death Benefit is determined as follows:

        1. Contract value on Death Benefit Date less Total
          Adjusted Purchase Payments............................. $100,000
        2. 70% of Total Adjusted Purchase Payments less purchase
          payments made in the 12 months prior to the Death
          Benefit Date........................................... $ 70,000
        3. Lesser of (1) or (2).................................. $ 70,000
        4. 70% of (3)............................................ $ 49,000
     Thus, the Plus 70/50 Optional Death Benefit is.............. $ 49,000

   Example 3-Assume a purchase payment of $100,000 is made on the issue date, and that the contract is issued prior to the owner's 70th birthday. Assume an additional purchase payment of $15,000 is made 2 years later. Also, assume that a withdrawal of $25,000 is made in the 4th contract year, and that the contract value just prior to the withdrawal is $155,000. Assume that the contract value on the Death Benefit Date is $130,000, and the Death Benefit Date is prior to the owner's 81st birthday.

   The Plus 70/50 Optional Death Benefit is determined as follows:

         1. Contract value on Death Benefit Date less Total
           Adjusted Purchase Payments*............................ $33,548
         2. 70% of Total Adjusted Purchase Payments*.............. $67,516
         3. Lesser of (1) or (2).................................. $33,548
         4. 70% of (3)............................................ $23,484
      Thus, the Plus 70/50 Optional Death Benefit is.............. $23,484

   -----
   * Total Adjusted Purchase Payments is calculated as follows:

   (Purchase payments prior to the withdrawal) multiplied by (contract value after withdrawal) divided by (contract value before withdrawal) equals $115,000 x $130,000/$155,000 = $96,452

.................................................................................


                              Detach and mail to:

                        LIBERTY LIFE INSURANCE COMPANY
                   P.O. Box 19086, GREENVILLE, SC 29602-9086

   Please send me, at no charge, the Statement of Additional Information (SAI) dated May 1, 2008 for the Clarity 2+2 Variable Annuity Contract issued by RBC.


         (Please print or type and fill in all information)

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

The cover is not part of the prospectus.
V1187 (R5-08)